UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09805

Strategic Partners Opportunity Funds

(Exact name of registrant as specified in charter)

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

(Address of principal executive offices)	(Zip code)

Lori E. Bostrom

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code: 973-367-1495

Date of fiscal year end: 2/29/2004

Date of reporting period: 2/29/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

FEBRUARY 29, 2004

STRATEGIC PARTNERS

NEW ERA GROWTH FUND

OBJECTIVE

Seeks long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

April 19, 2004

As the stock market slowed in the first quarter of 2004 following its particularly strong performance in 2003, some investors still seemed to be watching developments from the sidelines. Though the economy appears sound, given the unsettled global political climate and uncertain job growth in the United States, we can understand that some investors may want to remain cautious. For those with long-term goals, however, keeping assets in short-term savings and money market accounts may be a losing proposition, as meager yields will be eroded by taxes, and even low annual inflation will reduce purchasing power. A broadly diversified asset allocation can help protect you against inflation and increase your chances of participating in economic growth.

We recommend that you develop a diversified asset allocation strategy in consultation with a financial professional who knows you and who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. Strategic Partners mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

Whether you are investing for your retirement, your children’s education, or some other purpose, Strategic Partners mutual funds offer the resources and professional discipline of leading asset management firms. Our team of experienced analysts selects firms that are widely respected by institutional and individual investors. These firms have established track records in the specific asset classes and management styles they offer in Strategic Partners funds. Our analysts continue to monitor their performance and their adherence to the investment processes that earned them their reputations.

Thank you for your confidence in Strategic Partners mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners New Era Growth Fund

Strategic Partners New Era Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Strategic Partners New Era Growth Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain current performance data to the most recent month-end by visiting our website at www.strategicpartners.com or by calling us at (800) 225-1852.

Cumulative Total Returns[1] as of 2/29/04
	One Year	Three Years	Since Inception[2]
Class A	55.02%	–18.12%	–25.90%

Class B	53.83	–20.02	–27.70

Class C	53.83	–20.02	–27.70

Class Z	55.30	–17.53	–25.20

Russell Midcap Growth Index[3]	52.71	–0.62	–8.54

Russell 3000 Growth Index[4]	38.94	–12.51	–24.07

S&P 500 Index[5]	38.50	–3.08	–8.34

Russell Midcap Index[6]	52.29	22.05	25.32

Lipper Multi-Cap Growth Funds Avg.[7]	43.05	–13.51	–23.53

Average Annual Total Returns[1] as of 3/31/04
	One Year	Three Years	Since Inception[2]
Class A	43.29%	–3.40%	–10.00%

Class B	45.73	–3.27	–9.68

Class C	49.73	–2.28	–9.14

Class Z	52.13	–1.30	–8.21

Russell Midcap Growth Index[3]	49.63	5.00	–2.70

Russell 3000 Growth Index[4]	34.15	–1.22	–8.39

S&P 500 Index[5]	35.10	0.63	–3.02

Russell Midcap Index[6]	50.83	9.18	7.01

Lipper Multi-Cap Growth Funds Avg.[7]	39.55	–1.43	–8.59

2	Visit our website at www.strategicpartners.com

1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns do take into account applicable sales charges. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. During the period ended February 29, 2004, the Fund charged a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased prior to February 2, 2004 were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. 2Inception date: 11/22/00. 3The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with high price-to-book ratios and high forecasted growth values. The Fund now compares its performance to the Russell Midcap Growth Index because that Index reflects the Fund’s investment universe better than the Russell 3000 Growth Index. 4The Russell 3000 Growth Index contains those securities in the Russell 1000 and the Russell 2000 Indexes with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios. 5The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. 6The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index. 7The Lipper Multi-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index. The returns for each index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 2/29/04
Electronic Arts, Inc., Software	2.0%

Yahoo!, Inc., Internet Software & Services	1.9

Amdocs Ltd. (United Kingdom), Software	1.7

Apollo Group, Inc. (Class A), Commercial Services & Supplies	1.6

E*TRADE Financial Corp., Capital Markets	1.6

Holdings are subject to change.

Strategic Partners New Era Growth Fund	3

Your Fund’s Performance

Cont’d.

Five Largest Industries expressed as a percentage of net assets as of 2/29/04
Software	9.1%

Semiconductors & Semiconductor Equipment	7.2

Pharmaceuticals	5.5

Communications Equipment	5.4

Internet Software & Services	5.4

Industry weightings are subject to change.

4	Visit our website at www.strategicpartners.com

Investment Advisers’ Report

The Strategic Partners New Era Growth Fund’s Class A shares returned 55.02% over the 12 months ended February 29, 2004, outperforming the Russell Midcap Growth Index (+52.71%) and far outperforming the Lipper Multi-Cap Growth Funds Average (+43.05%), representing the Fund’s peer group. Both advisers contributed returns that beat the Russell Midcap Growth Index.

Calamos Asset Management, Inc.

The Calamos portion of the Fund’s portfolio beat the Russell Midcap Growth Index by a clear margin. Despite the extent of the economic downturn in 2002, we maintained that overcapacity in some sectors was clearing out by the beginning of 2003. Notwithstanding the additional geopolitical tensions, we positioned the portfolio to benefit from a recovery. We focused on industries, such as technology, that stood to benefit from an increase in business spending and continued strength in consumer markets. As the worst geopolitical predictions failed to materialize, the market climbed. We require a company to demonstrate not only growth, but growth that appears sustainable over the longer term because the firm has a strong balance sheet and accelerating revenue and earnings growth.

Our overweighting in the information technology and consumer discretionary sectors, coupled with superior stock selection in those sectors, provided much of the portfolio’s outperformance. Our top-down themes of an improving economy and increasing capital expenditures proved correct. Examples of success include Research in Motion, Foundry Networks, and Omnivision Technologies. Our research process not only identified strong balance sheets and good industry positioning, but also identified these stocks as undervalued at the time we purchased them.

The low-fare airline JetBlue Airways was an example of a less successful consumer-spending-oriented investment. It faced increased pressure on its margins from higher fuel costs and from increased competition, which kept fares low and limited JetBlue’s ability to pass higher costs on to its customers. We sold the position by the end of the reporting period.

Jennison Associates LLC

The Jennison segment of the Fund’s portfolio performed very strongly for the fiscal year, outperforming the Russell Midcap Growth Index. This strength was driven primarily by our information technology holdings, following the resurrection in technology stocks after the resolution of offensive combat in Iraq. Semiconductor stocks performed particularly well over the period as evidence emerged of a potential new technology spending cycle. We have reduced our exposure to semiconductor stocks on a name-by-name basis recently, as some of these holdings represented overextended valuations. We are confident that evidence of this new spending cycle

Strategic Partners New Era Growth Fund	5

Investment Advisers’ Report

Cont’d.

continues to build, and we have maintained weightings in stocks where our belief in the company fundamentals is strongest. Among the technology stocks contributing positively to results were Agilent Technologies, Amdocs, and CheckFree Corp.

Among our top performers, companies with innovative business models dominated the list, with Monster Worldwide contributing the most gains. Monster’s online job search model has made recruiting cheaper and more efficient than the traditional newspaper channels, allowing the company to capture an increasing share of the total help-wanted market. Electronic bill payment processor and services provider CheckFree also helped performance, as consumers increasingly embrace paying bills online. Biogen Idec was another top performer after announcing that they, along with Elan Corporation, expect to submit to the U.S. Food and Drug Administration an application for approval of ANTEGREN® as a treatment of multiple sclerosis.

Cerner, which produces information management systems for healthcare organizations, was the principle drag on performance. Cerner announced early in April 2003 that it expected a profit of 13 cents to 15 cents per share, compared with analysts’ projections of, on average, 38 cents. Cerner was hurt by budget cuts from cash-strapped healthcare facilities. In addition, Cerner’s rivals have lowered prices for competing products, thus hurting orders. We sold our complete position in Cerner following this disappointment.

The segment’s gains for the period were supported by accelerating profits alongside surging economic activity in the second half of the year. We believe that acceleration in cash flow, revenue, and earnings growth is under way. Just as the market underestimated the impact of declining revenues and its impact on profitability two years ago, we are probably entering a period where profit estimates will be revised upward to reflect stronger revenue growth.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

6	Visit our website at www.strategicpartners.com

Comments on Largest Holdings

February 29, 2004	ANNUAL REPORT

Strategic Partners New Era Growth Fund

Investment Adviser’s Comments

on Five Largest Holdings

Calamos Asset Management, Inc.	As of 2/29/04

QUALCOMM, Inc./Telecommunications Equipment

QUALCOMM is a leader in developing and supplying digital wireless communications products and services using patented technology. It is a good fit for our strategy because of its high returns on invested capital and strong balance sheet. We like the increasing demand for its patent-protected products and services in a growing industry.

Cisco Systems, Inc./Communications Equipment

Cisco Systems is the leading supplier of networking equipment for the Internet. Cisco generates a high return on invested capital, has a strong cash position, and a large and growing market share. As the information technology environment continues to improve in a recovering economy, we think Cisco is properly positioned to benefit. New products in storage, voice, wireless, and security are expected to be future growth drivers for the company.

Symantec Corp./Software

Symantec is the world leader in Internet security technology. With impressive gross margins, high and accelerating return on invested capital, and a strong balance sheet, Symantec is a leader within the industry. We believe that the Internet security industry will grow robustly over the next few years, and that Symantec is well positioned to prosper from that growth.

Amazon.com, Inc./Internet & Catalog Retail

Amazon.com is the largest Internet retailer in the world and continues to gain market share by selling a wide array of items online. Its business model, its focus on containing costs and improving its balance sheet, and our present expectations for return on invested capital to accelerate significantly all contribute to our assessment that it is an attractive investment.

Yahoo!, Inc./Internet Software & Services

Yahoo! is a leading provider of comprehensive online products and services. With a dominant brand name, we expect Yahoo! to continue to generate a strong return on invested capital as it continues to cut costs and increase its fee-based services through smart acquisitions.

Holdings are subject to change.

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Investment Adviser’s Comments

on Five Largest Holdings

Jennison Associates LLC	As of 2/29/04

Amdocs Ltd. (United Kingdom)/Software

Amdocs provides product-driven information system solutions to major telecommunications companies in the United States and internationally. The company provides integrated customer care and billing systems for wireless and wireline network operators and service providers, as well as for companies that offer multiple service packages. We believe Amdocs is firmly positioned as an industry leader and should benefit from the expansion of the wireless market as well as a technology spending recovery.

Apollo Group, Inc./Commercial Services & Supplies

Apollo Group provides higher education programs for working adults. The company’s subsidiaries include the University of Phoenix, the Institute for Professional Development, the College for Financial Planning, and Western International University. Apollo offers accredited degree programs, certificate programs, and customized training at campuses in the United States and Canada. The University of Phoenix has pioneered online accredited education programs, which are growing rapidly.

E*TRADE Financial Corp./Capital Markets

E*TRADE Financial Corp. provides financial services, including brokerage, banking, and lending for retail, corporate, and institutional customers. Securities products and services are offered by E*TRADE Securities, LLC. Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, or its subsidiaries. We are confident that E*TRADE should continue to benefit from the continuing economic recovery and improving capital markets.

Friedman, Billings, Ramsey Group, Inc./Real Estate

Friedman, Billings, Ramsey Group provides investment banking, institutional brokerage, asset management, and private client services through its operating subsidiaries and invests in mortgage-backed securities and merchant banking opportunities. We believe that the steadily improving capital markets should continue to provide a positive environment for Friedman, Billings, Ramsey Group.

International Rectifier Corp./Semiconductors & Semiconductor Equipment

International Rectifier designs, manufactures, and markets power semiconductors, including a metal oxide semiconductor field effect transistor called a MOSFET. The company’s products include power integrated circuits and advanced circuit devices, power systems, and power components. International Rectifier’s products are sold worldwide. As evidence of a renewed business technology spending cycle continues to emerge, we believe that International Rectifier should continue to benefit from this trend.

Holdings are subject to change.

Strategic Partners New Era Growth Fund	9

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ANNUAL REPORT

FEBRUARY 29, 2004

STRATEGIC PARTNERS

OPPORTUNITY FUNDS

STRATEGIC PARTNERS NEW ERA GROWTH FUND

PORTFOLIO OF INVESTMENTS

Portfolio of Investments

as of February 29, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.7%

COMMON STOCKS

Aerospace & Defense 0.4%

8,700	Engineered Support Systems, Inc.	$454,140

Air Freight & Logistics 0.4%

15,000	J.B. Hunt Transport Services, Inc.(a)	411,000

Auto Components 0.3%

7,500	Autoliv, Inc.	332,850

Automobiles

1,300	Thor Industries, Inc.	38,597

Biotechnology 4.5%

22,500	Angiotech Pharmaceuticals, Inc. (Canada)(a)	572,400
18,700	Biogen Idec, Inc.(a)	1,036,915
26,800	Celgene Corp.(a)	1,098,532
9,500	Genentech, Inc.(a)	1,024,955
15,800	Gilead Sciences, Inc.(a)	856,518
6,400	Invitrogen Corp.(a)	471,680
2,500	Martek Biosciences Corp.(a)	148,650

		5,209,650

Building & Forest Products 1.1%

2,500	American Standard Cos., Inc.(a)	272,400
31,000	D.R. Horton, Inc.	985,490

		1,257,890

Capital Markets 4.0%

3,000	Bear Stearns Cos., Inc. (The)	263,520
127,200	E*TRADE Financial Corp.(a)	1,820,232
12,200	Franklin Resources, Inc.	689,300
11,800	Legg Mason, Inc.	1,113,212
11,500	Merrill Lynch & Co., Inc.	703,915

		4,590,179

Commercial Services & Supplies 4.8%

24,000	Apollo Group, Inc. (Class A Shares)(a)	1,827,600
17,100	Career Education Corp.(a)	854,829
21,400	Choice Point, Inc.(a)	805,924
500	Corinthian Colleges, Inc.(a)	30,075

See Notes to Financial Statements.

12	Visit our website at www.strategicpartners.com

Shares	Description	Value (Note 1)

11,800	CoStar Group, Inc.(a)	$460,554
3,500	Lexar Media, Inc.(a)	48,300
58,200	Monster Worldwide, Inc.(a)	1,280,400
4,400	Sylvan Learning Systems, Inc.(a)	135,960

		5,443,642

Communications Equipment 5.4%

63,000	Cisco Systems, Inc.(a)	1,455,300
64,300	Comverse Technology, Inc.(a)	1,267,996
20,000	Foundry Networks, Inc.(a)	472,000
125,100	JDS Uniphase Corp.(a)	612,990
55,800	Motorola, Inc.	1,029,510
112,000	Nortel Networks Corp.(a)	893,760
16,000	Scientific-Atlanta, Inc.	529,600

		6,261,156

Computers & Peripherals 1.7%

8,500	Avid Technology, Inc.(a)	360,995
37,000	EMC Corp.(a)	529,840
10,700	Research In Motion Ltd. (Canada)(a)	1,058,658

		1,949,493

Consumer Finance 0.5%

31,000	AmeriCredit Corp.(a)	589,620

Consumer Goods & Services 0.2%

13,000	Hasbro, Inc.	284,310

Diversified Financials 0.8%

26,200	Ameritrade Holding Corp.(a)	426,536
13,300	CIT Group, Inc.	524,951

		951,487

Electronic Equipment & Instruments 5.3%

15,300	Agilent Technologies, Inc.(a)	523,107
22,600	Amphenol Corp. (Class A Shares)(a)	1,397,810
10,100	Energizer Holdings, Inc.(a)	471,367
20,800	Omnivision Technologies, Inc.(a)	587,600
24,000	PerkinElmer, Inc.	500,160
66,200	Symbol Technologies, Inc.	1,126,724
22,500	Tektronix, Inc.	721,125
18,800	Waters Corp.(a)	694,472

		6,022,365

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	13

Portfolio of Investments

as of February 29, 2004 Cont’d.

Shares	Description	Value (Note 1)

Energy Equipment & Services 2.1%

31,500	BJ Services Co.(a)	$1,363,635
10,000	Halliburton Co.	319,600
24,200	National-Oilwell, Inc.(a)	718,982

		2,402,217

Gaming 0.5%

14,700	International Game Technology	576,828

Healthcare Equipment & Supplies 3.2%

15,000	Alaris Medical Systems, Inc.(a)	321,000
5,700	Beckman Coulter, Inc.	299,706
9,100	Inamed Corp.(a)	435,890
7,500	St. Jude Medical, Inc.(a)	544,875
6,500	Stryker Corp.	576,745
3,900	Varian Medical Systems, Inc.(a)	326,586
14,600	Zimmer Holdings, Inc.(a)	1,104,344

		3,609,146

Healthcare Providers & Services 3.2%

37,400	Andrx Corp.(a)	1,120,504
15,200	Caremark RX, Inc.(a)	490,352
15,000	Coventry Health Care, Inc.(a)	653,550
13,500	Humana, Inc.(a)	295,920
7,700	Laboratory Corporation of America Holdings(a)	301,763
92,400	WebMD Corp.(a)	790,944

		3,653,033

Hotels, Restaurants & Leisure 2.7%

9,000	Applebee’s International, Inc.	368,190
19,600	GTECH Holdings Corp.	1,151,108
41,000	McDonald’s Corp.	1,160,300
5,000	P.F. Chang’s China Bistro, Inc.(a)	243,350
5,300	Station Casinos, Inc.	199,280

		3,122,228

Household Durables 1.1%

8,000	Fortune Brands, Inc.	571,840
8,200	Harman International Industries, Inc.	639,518

		1,211,358

Internet & Catalog Retail 2.4%

29,300	Amazon.com, Inc.(a)	1,264,295

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

39,800	InterActiveCorp(a)	$1,296,286
7,100	Priceline.com, Inc.(a)	163,371

		2,723,952

Internet Software & Services 5.4%

42,200	Akamai Technologies, Inc.(a)	633,000
8,000	Ask Jeeves, Inc.(a)	161,520
41,300	CNET Networks, Inc.(a)	410,522
5,700	Digital River, Inc.(a)	124,773
59,300	DoubleClick, Inc.(a)	643,405
13,500	eResearch Technology, Inc.(a)	417,960
33,000	Juniper Networks, Inc.(a)	853,710
90,500	RealNetworks, Inc.(a)	514,945
16,000	VeriSign, Inc.(a)	278,560
48,100	Yahoo!, Inc.(a)	2,135,640

		6,174,035

IT Services 2.1%

3,000	Anteon International Corp.(a)	87,750
45,000	Checkfree Corp.(a)	1,306,350
25,000	Fiserv, Inc.(a)	965,250

		2,359,350

Machinery 0.8%

33,600	Pall Corp.	879,312

Media 4.5%

19,700	Entercom Communications Corp.(a)	909,352
50,900	Interpublic Group of Cos., Inc.(a)	862,755
60,500	Liberty Media Corp. (Class A Shares)(a)	689,700
16,500	Marvel Enterprises, Inc.(a)	565,125
17,800	Univision Communications, Inc.(a)	634,214
24,200	Westwood One, Inc.(a)	747,780
32,000	XM Satellite Radio Holdings, Inc. (Class A Shares)(a)	783,360

		5,192,286

Metals & Mining 0.5%

13,000	Freeport-McMoRan Copper & Gold, Inc. (Class B Shares)	554,450

Multi-line Retail 0.5%

14,500	Nordstrom, Inc.	567,530

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	15

Portfolio of Investments

as of February 29, 2004 Cont’d.

Shares	Description	Value (Note 1)

Oil & Gas Drilling 1.4%

9,650	Apache Corp.	$397,291
6,900	EOG Resources, Inc.	306,981
8,000	Evergreen Resources, Inc.(a)	263,200
20,000	XTO Energy, Inc.	596,800

		1,564,272

Paper & Forest Products 0.6%

21,000	Georgia-Pacific Corp.	673,050

Personal Products 0.6%

6,600	Estee Lauder Companies, Inc. (Class A Shares)	281,160
11,500	NBTY, Inc.(a)	382,490

		663,650

Pharmaceuticals 5.5%

8,300	Allergan, Inc.	726,582
4,000	American Pharmaceutical Partners, Inc. (a)	142,800
4,900	Connetics Corp.(a)	107,947
16,700	Elan Corp. PLC, ADR (Ireland)(a)	240,814
4,200	ILEX Oncology, Inc.(a)	105,000
32,300	IVAX Corp.(a)	718,998
34,800	Medicis Pharmaceutical Corp. (Class A Shares)	1,370,076
8,500	Pharmaceuticals Resources, Inc.(a)	530,315
23,000	Sepracor, Inc.(a)	653,660
8,000	Teva Pharmaceutical Industries, Ltd., ADR (Israel)	520,000
26,200	Watson Pharmaceuticals, Inc.(a)	1,203,104

		6,319,296

Real Estate 1.4%

59,000	Friedman, Billings, Ramsey Group, Inc.	1,570,580

Real Estate Investment Trust 0.4%

14,600	General Growth Properties, Inc.	456,396

Semiconductors & Semiconductor Equipment 7.2%

44,700	Advanced Micro Devices, Inc.(a)	670,500
15,600	AMIS Holdings, Inc.(a)	275,340
10,500	Amkor Technologies, Inc.(a)	162,435
11,500	ATI Technologies, Inc. (Canada)(a)	179,055
13,000	Broadcom Corp.(a)	527,540
10,400	Intel Corp.	303,992
32,000	International Rectifier Corp.(a)	1,477,120
9,000	KLA-Tencor Corp.(a)	475,200

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

13,000	Lam Research Corp.(a)	$332,410
11,000	Linear Technology Corp.	439,890
21,500	LSI Logic Corp.(a)	217,150
34,400	Marvell Technology Group Ltd. (Bermuda)(a)	1,566,232
12,800	National Semiconductor Corp.(a)	503,808
80,700	ON Semiconductor Corp.(a)	682,722
20,000	SanDisk Corp.(a)	507,200

		8,320,594

Software 9.1%

8,000	Adobe Systems, Inc.	297,920
67,900	Amdocs Ltd. (United Kingdom)(a)	1,893,052
10,600	Citrix Systems, Inc.(a)	224,508
23,000	Cognizant Technology Solutions Corp.(a)	1,091,120
48,200	Electronic Arts, Inc.(a)	2,273,112
16,000	Fair Isaac Corp.	954,240
13,300	Mercury Interactive Corp.(a)	645,582
14,000	Micromuse, Inc.(a)	125,440
74,000	Novell, Inc.(a)	753,320
35,400	PeopleSoft, Inc.(a)	763,932
35,000	Symantec Corp.(a)	1,439,900

		10,462,126

Specialty Retail 4.6%

23,100	Aeropostale, Inc.(a)	792,330
18,000	Chico’s FAS, Inc.(a)	769,500
20,000	Coach, Inc.(a)	792,600
4,500	Guitar Center, Inc.(a)	163,530
23,400	Linens’n Things, Inc.(a)	793,260
13,000	Pacific Sunwear of California, Inc.(a)	311,610
29,800	PETCO Animal Supplies, Inc.(a)	967,904
24,200	Staples, Inc.(a)	634,524

		5,225,258

Telecommunications Equipment 2.6%

22,000	Adtran, Inc.	716,320
10,000	Avaya, Inc.(a)	171,500
30,000	Corning, Inc.(a)	376,500
6,300	Garmin Ltd. (Cayman Islands)	288,792
23,500	Qualcomm, Inc.	1,491,075

		3,044,187

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	17

Portfolio of Investments

as of February 29, 2004 Cont’d.

Shares	Description	Value (Note 1)

Thrifts & Mortgage Finance 1.0%

3,500	Independence Community Bank Corp.	$138,495
9,900	New Century Financial Corp.	485,100
15,500	New York Community Bancorp, Inc.	544,360

		1,167,955

Trading Companies & Distributors 1.2%

14,700	Fastenal Co.	712,215
22,100	MSC Industrial Direct Co.	633,165

		1,345,380

Wireless Telecommunication Services 2.7%

42,600	Nextel Communications, Inc.(a)	1,128,474
96,800	Nextel Partners, Inc. (Class A Shares)(a)	1,240,976
86,100	Sprint Corp. (PCS Group)(a)	774,900

		3,144,350
	Total long-term investments (cost $85,034,439)	110,779,198

Principal Amount (000)
SHORT-TERM INVESTMENT 3.9%

Commercial Paper

	General Electric Credit Corp., 0.95%, 3/1/04
$ 4,432	(cost $4,432,000)	4,432,000

	Total Investments, Before Outstanding Call Options Written (cost $89,466,439; Note 5)	115,211,198

Contracts

OUTSTANDING CALL OPTIONS WRITTEN
	Gilead Sciences, Inc., expiring 03/20/04 @ $60
76	(Premium received $8,892; Note 4)	(2,280)

	Total Investments, Net of Outstanding Call Options Written 100.6%	115,208,918
	Other liabilities in excess of other assets (0.6)%	(680,780)

	Net Assets 100%	$114,528,138

(a)	Non-income producing security.
ADR–American	Depositary Receipt.

See Notes to Financial Statements.

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ANNUAL REPORT

FEBRUARY 29, 2004

STRATEGIC PARTNERS

OPPORTUNITY FUNDS

STRATEGIC PARTNERS NEW ERA GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

as of February 29, 2004

Assets

Investments, at value (cost $89,466,439)	$115,211,198
Cash	1,196,841
Receivable for investments sold	1,210,611
Receivable for Fund shares sold	94,399
Dividends and interest receivable	14,257
Foreign tax reclaim receivable	8,472
Prepaid expenses	1,635

Total assets	117,737,413

Liabilities

Payable for investments purchased	2,533,060
Payable for Fund shares reacquired	379,268
Accrued expenses	132,952
Management fee payable	82,076
Distribution fee payable	74,668
Deferred Trustee’s fees	4,971
Outstanding options written, at value (premium received $8,892)	2,280

Total liabilities	3,209,275

Net Assets	$114,528,138

Net assets were comprised of:
Shares of beneficial interest, at par	$15,747
Paid-in capital, in excess of par	217,126,652

217,142,399
Accumulated net realized loss on investments	(128,367,683)
Net unrealized appreciation on investments and foreign currencies	25,753,422

Net assets, February 29, 2004	$114,528,138

See Notes to Financial Statements.

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Class A

Net asset value and redemption price per share ($20,490,706 ÷ 2,766,069 shares of beneficial interest issued and outstanding)	$7.41
Maximum sales charge (5% of offering price)	.39

Maximum offering price to public*	$7.80

Class B

Net asset value, offering price and redemption price per share ($51,687,184 ÷ 7,148,159 shares of beneficial interest issued and outstanding)	$7.23

Class C

Net asset value, offering price and redemption price per share ($37,046,115 ÷ 5,123,158 shares of beneficial interest issued and outstanding)	$7.23

Class Z

Net asset value, offering price and redemption price per share ($5,304,133 ÷ 709,631 shares of beneficial interest issued and outstanding)	$7.47

*	Effective March 15, 2004 the maximum sales charge was changed to 5.5% of offering price.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	21

Statement of Operations

Year Ended February 29, 2004

Net Investment Loss

Income
Dividends (net of foreign withholding taxes of $1,030)	$233,441
Interest	18,854

Total income	252,295

Expenses
Management fee	956,692
Distribution fee—Class A	48,557
Distribution fee—Class B	470,206
Distribution fee—Class C	347,731
Transfer agent’s fees and expenses	230,000
Reports to shareholders	105,000
Custodian’s fees and expenses	95,000
Legal fees and expenses	40,000
Registration fees	35,000
Audit fee	17,000
Trustees’ fees	11,000
Miscellaneous expenses	7,726

Total expenses	2,363,912

Net investment loss	(2,111,617)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies

Net realized gain (loss) on:
Investment transactions	19,191,393
Written option transactions	(8,480)
Foreign currency transactions	462

19,183,375

Net change in unrealized appreciation (depreciation) on:
Investments	27,290,149
Written options	6,612
Foreign currencies	178

27,296,939

Net gain on investments and foreign currencies	46,480,314

Net Increase In Net Assets Resulting From Operations	$44,368,697

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended
	February 29, 2004	February 28, 2003
Increase (Decrease) In Net Assets

Operations
Net investment loss	$(2,111,617)	$(2,227,634)
Net realized gain (loss) on investment and foreign currency transactions	19,183,375	(47,513,601)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	27,296,939	8,413,631

Net increase (decrease) in net assets resulting from operations	44,368,697	(41,327,604)

Fund share transactions (net of share conversions) (Note 6)
Proceeds from shares sold	8,717,564	9,601,617
Cost of shares reacquired	(27,656,689)	(50,151,721)

Net decrease in net assets from Fund share transactions	(18,939,125)	(40,550,104)

Total increase (decrease)	25,429,572	(81,877,708)

Net Assets

Beginning of year	89,098,566	170,976,274

End of year	$114,528,138	$89,098,566

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	23

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of four funds: Strategic Partners Focused Growth Fund, Strategic Partners Focused Value Fund, Strategic Partners Mid-Cap Value Fund and Strategic Partners New Era Growth Fund (the “Fund”). These financial statements relate to Strategic Partners New Era Growth Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business trust on January 28, 2000 and the Fund commenced operations on November 22, 2000.

The investment objective of the Fund is long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily (at least 65% of its total assets) in equity-related securities of emerging U.S. companies that are selected by the Fund’s two investment subadvisers as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by

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events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or market value on the 61st day, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	25

Notes to Financial Statements

Cont’d

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains and losses are

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allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. The Company’s expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at the Fund level.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains in excess of capital loss carryforwards, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income; accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the sub-advisers’ performance of such services. PI currently has sub-advisory agreements with Jennison Associates LLC (“Jennison”) and Calamos Asset Management, Inc. (“Calamos”). The sub-advisory agreements provide that each sub-adviser furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the sub-advisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two sub-advisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two sub-advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two sub-advisers, as PI

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	27

Notes to Financial Statements

Cont’d

deems appropriate. In addition, periodic rebalancing of the portfolio’s assets may occur to account for market fluctuations in order to maintain an approximately equal allocation between the two sub-advisers.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .90 of 1% of the Fund’s average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended February 29, 2004, PIMS has contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received approximately $19,600 and $12,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended February 29, 2004. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it has received approximately $206,000 and $3,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the year ended February 29, 2004.

PI, Jennison and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the

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commitment to $1 billion, if necessary. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was April 30, 2004. Effective May 1, 2004, the commitment will be reduced to 500 million. All other terms and conditions will remain the same. The expiration of the reviewed SCA will be October 29, 2004. The Fund did not borrow any amounts pursuant to SCA during the year ended February 29, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended February 29, 2004, the Fund incurred fees of approximately $182,700 for the services of PMFS. As of February 29, 2004, approximately $14,000 of such fees was due to PMFS. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $39,500 in total networking fees, of which the amount relating to the services of Wachovia Securities LLC (“Wachovia”) and Prudential Securities, Inc. (“PSI”), an affiliate of PI, was approximately $36,700 for the year ended February 29, 2004. Effective July 1, 2003 Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined their brokerage business with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of February 29, 2004, approximately $3,000 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the period of July 1, 2003 to February 29, 2004, Wachovia earned $6,470 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	29

Notes to Financial Statements

Cont’d

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 29, 2004 were $149,964,696 and $171,570,402, respectively.

Transactions in options written during the year ended February 29, 2004 were as follows:

	Number of Contracts	Premium Received
Options outstanding as of February 28, 2003	—	$—
Options written	703	105,233
Options closed	(177)	(29,231)
Options exercised	(450)	(67,110)

Options outstanding as of February 29, 2004	76	$8,892

Note 5. Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investments. For the year ended February 29, 2004, the adjustments were to decrease accumulated net investment loss by $2,111,617, increase net realized loss by $462 and decrease paid-in capital in excess of par by $2,111,155, due to the reclassification of net foreign currency gains and tax operating loss. Net investment loss, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and net unrealized appreciation of investments as of February 29, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments
$89,682,723	$26,373,557	$845,082	$25,528,475

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

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The adjusted net unrealized appreciation on a tax basis was $25,537,138, which included other tax basis adjustments of $8,663 that were primarily attributable to appreciation of written options and to the mark to market of receivables and payables.

As of February 29, 2004, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis.

For federal income tax purposes, the Fund had a capital loss carryforward at February 29, 2004, of approximately $128,151,000 of which $51,048,000 expires in 2010 and $77,103,000 expires in 2011. During the year ended February 29, 2004, the Fund utilized approximately $9,485,000 of its prior year capital loss carryforward. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. For the year ended February 29, 2004, Class A shares were sold with a front-end sales charge of up to 5%. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of up to 5.50%. Effective March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. For the year ended February 29, 2004, Class C shares were sold with a front-end sales charge of 1% and a CDSC of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and have a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z. At February 29, 2004, Prudential owns 1 share of each Class A, Class B, Class C and Class Z.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	31

Notes to Financial Statements

Cont’d

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 29, 2004:
Shares sold	416,947	$2,705,029
Shares reacquired	(1,145,336)	(7,196,716)

Net decrease in shares outstanding before conversion	(728,389)	(4,491,687)
Shares issued upon conversion from Class B	6,936	46,735

Net decrease in shares outstanding	(721,453)	$(4,444,952)

Year ended February 28, 2003:
Shares sold	209,346	$1,227,288
Shares reacquired	(1,699,995)	(9,444,686)

Net decrease in shares outstanding before conversion	(1,490,649)	(8,217,398)
Shares issued upon conversion from Class B	545	3,113

Net decrease in shares outstanding	(1,490,104)	$(8,214,285)

Class B
Year ended February 29, 2004:
Shares sold	398,939	$2,543,546
Shares reacquired	(1,424,772)	(8,726,986)

Net decrease in shares outstanding before conversion	(1,025,833)	(6,183,440)
Shares reacquired upon conversion into Class A	(7,085)	(46,735)

Net decrease in shares outstanding	(1,032,918)	$(6,230,175)

Year ended February 28, 2003:
Shares sold	350,672	$1,981,016
Shares reacquired	(2,822,959)	(15,146,538)

Net decrease in shares outstanding before conversion	(2,472,287)	(13,165,522)
Shares reacquired upon conversion into Class A	(551)	(3,113)

Net decrease in shares outstanding	(2,472,838)	$(13,168,635)

Class C
Year ended February 29, 2004:
Shares sold	445,772	$2,743,343
Shares reacquired	(1,527,847)	(9,338,543)

Net decrease in shares outstanding	(1,082,075)	$(6,595,200)

Year ended February 28, 2003:
Shares sold	793,150	$4,922,127
Shares reacquired	(3,209,127)	(17,477,737)

Net decrease in shares outstanding	(2,415,977)	$(12,555,610)

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Class Z	Shares	Amount
Year ended February 29, 2004:
Shares sold	113,326	$725,646
Shares reacquired	(395,932)	(2,394,444)

Net decrease in shares outstanding	(282,606)	$(1,668,798)

Year ended February 28, 2003:
Shares sold	264,783	$1,471,186
Shares reacquired	(1,412,315)	(8,082,760)

Net decrease in shares outstanding	(1,147,532)	$(6,611,574)

Note 7. Change in Independent Auditors

PricewaterhouseCoopers LLP was previously the independent auditors for the Fund. The decision to change the independent auditors was approved by the Audit Committee and by the Board of Trustees in a meeting held on September 2, 2003, resulting in KPMG LLP’s appointment as independent auditors of the Fund.

The reports on the financial statements of the Fund audited by PricewaterhouseCoopers LLP through the year ended February 28, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	33

Financial Highlights

	Class A

	Year Ended			November 22, 2000(a) Through February 28, 2001
	February 29, 2004(d)	February 28, 2003(d)	February 28, 2002(d)

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.78	$6.52	$9.05	$10.00

Income (loss) from investment operations
Net investment loss	(.09)	(.07)	(.09)	(.02)
Net realized and unrealized gain (loss) on investments and foreign currencies	2.72	(1.67)	(2.44)	(.93)

Total from investment operations	2.63	(1.74)	(2.53)	(.95)

Net asset value, end of period	$7.41	$4.78	$6.52	$9.05

Total Return(b):	55.02%	(26.69)%	(27.96)%	(9.50)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$20,491	$16,674	$32,440	$63,565
Average net assets (000)	$19,423	$23,274	$47,807	$72,881
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(f)	1.66%	1.67%	1.54%	1.64	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.41%	1.42%	1.29%	1.39	%(c)
Net investment loss	(1.42)%	(1.26)%	(1.15)%	(.90	)%(c)
For Class A, B, C and Z shares:
Portfolio turnover rate(e)	144%	236%	196%	62%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the year.
(e)	Not annualized for periods of less than one full year.
(f)	During each period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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	Class B

	Year Ended			November 22, 2000(a) Through February 28, 2001
	February 29, 2004(d)	February 28, 2003(d)	February 28, 2002(d)

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.70	$6.46	$9.04	$10.00

Income (loss) from investment operations
Net investment loss	(.13)	(.11)	(.15)	(.04)
Net realized and unrealized gain (loss) on investments and foreign currencies	2.66	(1.65)	(2.43)	(.92)

Total from investment operations	2.53	(1.76)	(2.58)	(.96)

Net asset value, end of period	$7.23	$4.70	$6.46	$9.04

Total Return(b):	53.83%	(27.24)%	(28.54)%	(9.60)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$51,687	$38,471	$68,825	$114,003
Average net assets (000)	$47,021	$51,273	$91,189	$124,911
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.41%	2.42%	2.29%	2.39	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.41%	1.42%	1.29%	1.39	%(c)
Net investment loss	(2.17)%	(2.01)%	(1.90)%	(1.67	)%(c)

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	35

Financial Highlights

Cont’d

	Class C

	Year Ended			November 22, 2000(a) Through February 28, 2001
	February 29, 2004(d)	February 28, 2003(d)	February 28, 2002(d)

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.70	$6.46	$9.04	$10.00

Income (loss) from investment operations
Net investment loss	(.13)	(.11)	(.15)	(.04)
Net realized and unrealized gain (loss) on investments and foreign currencies	2.66	(1.65)	(2.43)	(.92)

Total from investment operations	2.53	(1.76)	(2.58)	(.96)

Net asset value, end of period	$7.23	$4.70	$6.46	$9.04

Total Return(b):	53.83%	(27.24)%	(28.54)%	(9.60)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$37,046	$29,180	$55,707	$100,163
Average net assets (000)	$34,773	$40,817	$76,432	$110,152
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.41%	2.42%	2.29%	2.39	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.41%	1.42%	1.29%	1.39	%(c)
Net investment loss	(2.17)%	(2.01)%	(1.90)%	(1.67	)%(c)

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

36	Visit our website at www.strategicpartners.com

	Class Z

	Year Ended			November 22, 2000(a) Through February 28, 2001
	February 29, 2004(d)	February 28, 2003(d)	February 28, 2002(d)

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.81	$6.54	$9.07	$10.00

Income (loss) from investment operations
Net investment loss	(.07)	(.06)	(.07)	(.02)
Net realized and unrealized gain (loss) on investments and foreign currencies	2.73	(1.67)	(2.46)	(.91)

Total from investment operations	2.66	(1.73)	(2.53)	(.93)

Net asset value, end of period	$7.47	$4.81	$6.54	$9.07

Total Return(b):	55.30%	(26.45)%	(27.89)%	(9.30)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,304	$4,774	$14,004	$36,565
Average net assets (000)	$5,083	$8,072	$23,491	$43,658
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.41%	1.42%	1.29%	1.39	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.41%	1.42%	1.29%	1.39	%(c)
Net investment loss	(1.18)%	(1.02)%	(.89)%	(.65	)%(c)

(a)	Commencement of investment operations.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	37

Independent Auditors’ Report

The Board of Trustees and Shareholders of Strategic Partners Opportunity Funds:

We have audited the accompanying statement of assets and liabilities of the Strategic Partners New Era Growth Fund (the “Fund”) of the Strategic Partners Opportunity Funds, including the portfolio of investments, as of February 29, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ending February 28, 2003 and the financial highlights for the periods presented prior to March 1, 2003, were audited by other auditors, whose report dated, April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Partners New Era Growth Fund as of February 29, 2004 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

April 19, 2004

38

Supplemental Proxy Information

(Unaudited)

A Special Meeting of Shareholders of the Company was held on August 21, 2003, and adjourned to September 12, 2003. The voting results shown below relating to the election of the Trustees should replace the results provided in the Semiannual Report to shareholders dated August 31, 2003. The corrected figures do not change the outcome of the voting with respect to each Trustee. At such meetings the shareholders approved the following proposals:

1) to approve the election of ten (10) trustees to the Board of Trustees, as follows:

Trustee	Votes For	Votes Against	Votes Withheld	Abstentions
David E.A. Carson	9,506,892	—	256,866	—
Robert E. La Blanc	9,509,400	—	254,358	—
Robert F. Gunia	9,514,410	—	249,348	—
Douglas H. McCorkindale	9,509,228	—	254,530	—
Stephen P. Munn†	9,515,906	—	247,852	—
Richard A. Redeker	9,515,406	—	248,352	—
Judy A. Rice	9,517,935	—	245,823	—
Robin B. Smith	9,512,783	—	250,975	—
Stephen Stoneburn	9,517,671	—	246,087	—
Clay T. Whitehead	9,516,246	—	247,512	—

†	Mr. Mann ceased being a Trustee effective November 30, 2003.

2) To approve a proposal to permit the manager to enter into, or make material changes to, subadvisory agreements without shareholder approval as it pertains to the Strategic Partners Focused Growth Fund.

Votes For	Votes Against	Abstentions	Votes Withheld
6,020,186	530,101	262,878	2,950,593

3) An amendment to the management contract between P1 and the Fund as it pertains to the Strategic Partners Focused Growth Fund.

Votes For	Votes Against	Abstentions	Votes Withheld
9,091,320	369,183	303,255	—

4a) To approve changes to the fundamental investment restrictions and policies, relating to: fund diversification.

Votes For	Votes Against	Abstentions	Votes Withheld
6,195,824	348,805	268,536	2,950,593

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	39

Notes to Financial Statements

Cont’d

4b) To approve changes to the fundamental investment restrictions and policies, relating to: issuing senior securities, borrowing money or pledging assets.

Votes For	Votes Against	Abstentions	Votes Withheld
6,097,762	440,086	275,316	2,950,593

4c) To approve changes to the fundamental investment restrictions and policies, relating to: buying and selling real estate.

Votes For	Votes Against	Abstentions	Votes Withheld
6,164,696	382,354	266,115	2,950,593

4d) To approve changes to the fundamental investment restrictions and policies, relating to: buying and selling commodities and commodity contracts.

Votes For	Votes Against	Abstentions	Votes Withheld
6,096,286	448,383	268,495	2,950,593

4e) To approve changes to the fundamental investment restrictions and policies, relating to: fund concentration.

Votes For	Votes Against	Abstentions	Votes Withheld
6,188,122	351,052	273,991	2,950,593

4f) To approve changes to the fundamental investment restrictions and policies, relating to: making loans.

Votes For	Votes Against	Abstentions	Votes Withheld
6,109,308	433,659	270,198	2,950,593

4g) To approve changes to the fundamental restrictions and policies, relating to: other investment restrictions, including investing in securities of other investment companies.

Votes For	Votes Against	Abstentions	Votes Withheld
6,176,144	371,410	265,611	2,950,593

5) To approve amendments to the Company’s Declaration of Trust.

Votes For	Votes Against	Abstentions	Votes Withheld
6,145,029	389,530	278,605	2,950,593

40	Visit our website at www.strategicpartners.com

Management of the Company

(Unaudited)

Information pertaining to the Trustees of the Company is set forth below. Trustees who are not deemed to be “interested persons” of the Company, as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Company are referred to as “Interested Trustees.” “Fund Complex”† consists of the Company and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (69), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2000(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Trustee since 2000(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	41

Robin B. Smith (64), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (60), Trustee since 2000(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 2000(3) Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President since 2003 and Trustee since 2000(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Trustee since 2000(3) Oversees 179 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

42	Visit our website at www.strategicpartners.com

Information pertaining to the Officers of the Company who are not also Trustees is set forth below.

Officers(2)

Marguerite E.H. Morrison (48), Chief Legal Officer and Assistant Secretary since 2003(3)

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Lee D. Augsburger (44), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Lori E. Bostrom (41), Secretary since 2003(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since October 2002) of Prudential; formerly Senior Counsel of The Guardian Life Insurance Company of America (February 1996-October 2002).

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

Strategic Partners Opportunity Funds/Strategic Partners New Era Growth Fund	43

(4)	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Company’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

44	Visit our website at www.strategicpartners.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/29/04
	One Year	Three Years	Since Inception
Class A	47.27%	–8.03%	–10.17%

Class B	48.83	–8.11	–10.00

Class C	52.83	–7.18	–9.44

Class Z	55.30	–6.22	–8.49

Average Annual Total Returns (Without Sales Charges) as of 2/29/04
	One Year	Three Years	Since Inception
Class A	55.02%	–6.45%	–8.75%

Class B	53.83	–7.18	–9.44

Class C	53.83	–7.18	–9.44

Class Z	55.30	–6.22	–8.49

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain current performance data to the most recent month-end by visiting our website at www.strategicpartners.com or by calling us at (800) 225-1852.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 11/22/2000.

The graph compares a $10,000 investment in the Strategic Partners New Era Growth Fund (Class A shares) with a similar investment in the Russell Midcap Growth Index, the Russell 3000 Growth Index, the S&P 500 Index, and the Russell Midcap Index by portraying the initial account values at the commencement of operations of Class A shares (November 22, 2000) and the account values at the end of the current fiscal year (February 29, 2004) as

Visit our website at www. strategicpartners.com.

measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 29, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with high price-to-book ratios and high forecasted growth values. The Fund now compares its performance to the Russell Midcap Growth Index because that Index reflects the Fund’s investment universe better than the Russell 3000 Growth Index. The Russell 3000 Growth Index contains those securities in the Russell 1000 and the Russell 2000 Indexes with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 29, 2004, the Fund charged a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners New Era Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s investment manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the SEC’s website at http://www.sec.gov.

TRUSTEES

David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary • Lori E. Bostrom, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	Calamos Asset Management, Inc.	111 East Warrenville Road Naperville, IL 60563

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	KPMG LLP	757 Third Avenue New York, NY 10017

LEGAL COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Strategic Partners New Era Growth Fund
Share Class	A	B	C	Z

NASDAQ	SNGAX	SNGBX	SNGCX	SNGZX
CUSIP	86276R502	86276R601	86276R700	86276R809

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling us at (800) 225-1852. The prospectus should be read carefully before investing.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners New Era Growth Fund
Share Class	A	B	C	Z

NASDAQ	SNGAX	SNGBX	SNGCX	SNGZX
CUSIP	86276R502	86276R601	86276R700	86276R809

MFSP501E    IFS-A090106    Ed. 04/2004

ANNUAL REPORT

FEBRUARY 29, 2004

STRATEGIC PARTNERS

FOCUSED GROWTH FUND

OBJECTIVE

Seeks long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,	April 19, 2004

As the stock market slowed in the first quarter of 2004 following its particularly strong performance in 2003, some investors still seemed to be watching developments from the sidelines. Though the economy appears sound, given the unsettled global political climate and uncertain job growth in the United States, we can understand that some investors may want to remain cautious. For those with long-term goals, however, keeping assets in short-term savings and money market accounts may be a losing proposition, as meager yields will be eroded by taxes, and even low annual inflation will reduce purchasing power. A broadly diversified asset allocation can help protect you against inflation and increase your chances of participating in economic growth.

We recommend that you develop a diversified asset allocation strategy in consultation with a financial professional who knows you and who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. Strategic Partners mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

Whether you are investing for your retirement, your children’s education, or some other purpose, Strategic Partners mutual funds offer the resources and professional discipline of leading asset management firms. Our team of experienced analysts selects firms that are widely respected by institutional and individual investors. These firms have established track records in the specific asset classes and management styles they offer in Strategic Partners funds. Our analysts continue to monitor their performance and their adherence to the investment processes that earned them their reputations.

Thank you for your confidence in Strategic Partners mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Focused Growth Fund

Strategic Partners Focused Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Strategic Partners Focused Growth Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain current performance data to the most recent month-end by visiting our website at www.strategicpartners.com or by calling us at (800) 225-1852.

Cumulative Total Returns[1] as of 2/29/04
	One Year	Three Years	Since Inception[2]
Class A	35.83%	–17.95%	–40.10%

Class B	34.64	–19.70	–41.70

Class C	34.41	–19.83	–41.80

Class Z	35.96	–17.24	–39.50

Russell 1000 Growth Index[3]	37.18	–13.85	–38.78

S&P 500 Index[4]	38.50	–3.08	–14.69

Lipper Large-Cap Growth Funds Avg.[5]	33.18	–17.87	–35.01

Average Annual Total Returns[1] as of 3/31/04
	One Year	Three Years	Since Inception[2]
Class A	22.35%	–5.87%	–14.02%

Class B	23.29	–5.73	–13.86

Class C	27.29	–4.77	–13.40

Class Z	29.93	–3.81	–12.52

Russell 1000 Growth Index[3]	32.18	–1.74	–12.44

S&P 500 Index[4]	35.10	0.63	–4.44

Lipper Large-Cap Growth Funds Avg.[5]	29.15	–3.57	–11.20

1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. The average annual total returns do take into account applicable sales charges. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. During the period ended February 29, 2004, the Fund charged a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1%

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annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased prior to February 2, 2004 were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge, but charge a CDSC at 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. 2Inception date: 6/2/00. 3The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. 4The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. Investors cannot invest directly in an index. 5The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 2/29/04
General Electric Co., Industrial Conglomerates	5.1%

Citigroup, Inc., Diversified Financial Services	5.0

Pfizer, Inc., Pharmaceuticals	4.9

ebay, Inc., Internet & Catalog Retail	4.8

Intel Corp., Semiconductors & Semiconductor Equipment	4.8

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/29/04
Semiconductors & Semiconductor Equipment	10.8%

Capital Markets	10.0

Software	6.6

Diversified Financial Services	6.5

Communications Equipment	6.4

Industry weightings are subject to change.

Strategic Partners Focused Growth Fund	3

Investment Advisers’ Report

The Strategic Partners Focused Growth Fund’s Class A shares returned 35.83% over the 12 months ended February 29, 2004. Although this return trailed the Russell 1000 Growth Index (+37.18%), the Fund outperformed the Lipper Large-Cap Growth Funds Average (+33.18%). Alliance’s portfolio trailed the peer group, while Jennison’s outperformed the Russell benchmark as well as the peer group.

Alliance Capital Management, L.P.

Alliance’s segment of the Fund’s portfolio underperformed primarily because the market rally in 2003 was propelled by types of stocks that we typically avoid. The most successful stocks tended to be speculative—shares of companies that had low capitalizations (relatively small companies) or uncertain earnings. Some market leaders had histories of volatile share prices. The Alliance segment lost ground to the benchmark in the healthcare, consumer discretionary, and technology sectors due to subpar stock selection. Its financial services holdings outperformed the financial sector stocks in the Russell 1000 Growth Index.

A substantial position in MBNA Corporation (+101%) was the largest contributor to the portfolio’s return. We were vindicated in our belief that the increase in credit losses that had hurt the stock early in 2003 would be reversed. Positions in American International Group (see Comments on Largest Holdings—Alliance Capital Management) and Citigroup also contributed to the segment’s strong performance in financials.

A large position in UnitedHealth Group (+50%) made a substantial contribution to the portfolio’s return. We were correct in thinking that the company would benefit from an increase in the margin between the prices for managed care and the underlying healthcare costs.

On the negative side, a midsize position in Freddie Mac detracted from the portfolio’s performance when the stock dropped sharply after Freddie Mac’s entire senior management team resigned amid news of large accounting irregularities over the past several years. A midsize position in Johnson & Johnson also detracted from performance. Johnson & Johnson launched a new drug-coated stent for arteries, which tends to have fewer clogging problems than stents without the drug coating. However, the launch did not go as well as investors expected because the field proved to be very competitive.

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Jennison Associates LLC

Jennison’s portion of the Fund’s portfolio outperformed the Russell 1000 Growth Index, led by holdings in the information technology, consumer discretionary, and financials sectors.

Information technology stocks contributed significantly to the portfolio’s return, led by our emphasis on semiconductor and semiconductor equipment stocks, including Intel and Texas Instruments. Among our other technology holdings, Cisco was a notable contributor. So far, earnings growth for many of our holdings in this area is primarily a result of cost cutting. We believe that as revenue growth accelerates, these companies should demonstrate impressive operating leverage leading to upward earnings revisions and positive earnings surprises.

Within the consumer discretionary area of the portfolio, Starbucks and Tiffany & Co. advanced strongly. CarMax detracted somewhat from these returns, and Kohl’s lagged the segment’s overall performance.

The segment’s financial holdings performed particularly well, led by capital markets stocks such as Merrill Lynch. American Express also moved higher alongside an improving outlook for corporate spending and travel as well as developments in the government’s Visa/Mastercard antitrust case.

Healthcare stocks also contributed positively to the segment’s absolute returns. Biotechnology holdings such as Amgen and Genentech advanced on the back of a stream of encouraging product developments. Genentech has an impressive pipeline of potential drugs, some of which have passed important regulatory milestones. We expect the company’s exceptional cancer-treatment franchise and continued success of its current product line to generate earnings and revenue growth acceleration.

The Jennison segment’s gains for the period were supported by accelerating profits alongside surging economic activity in the second half of the year. We believe that acceleration in cash flow, revenue, and earnings growth is under way. Just as the market underestimated the impact of declining revenues on profitability two years ago, we are probably entering a period when profit estimates will be revised upward to reflect stronger revenue growth.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Focused Growth Fund	5

Investment Adviser’s Comments

on Five Largest Holdings

Alliance Capital Management, L.P.	As of 2/29/04

American International Group, Inc. (AIG)/Insurance

AIG is a very large, diversified financial services company whose largest business is property and casualty insurance. Its pricing environment is favorable; it has a large reserve for losses; and the valuation is attractive.

Microsoft Corp./Software

Microsoft is the dominant provider of desktop software in the world. Its earnings are relatively predictable because a large component is subscription-like, and it will have a product cycle upgrade in late 2004 or early 2005. The company has more than $60 billion in cash that could be used for a large share repurchase program and/or a substantial dividend increase.

UnitedHealth Group Inc./Healthcare Providers & Services

UnitedHealth’s principal businesses are healthcare insurance and the administration of healthcare plans. Its margins are growing even after posting 20 consecutive quarters of increased earnings per share. It is well managed, and has judiciously used its capital to fund a large share purchase program.

Lowe’s Companies, Inc./Specialty Retail

Lowe’s owns and operates do-it-yourself home improvement stores. We anticipate robust earnings growth as the company gains market share and moves into untapped markets.

eBay, Inc./Internet & Catalog Retail

eBay is the largest online auction site in the world, with the dominant market share in the United States and nearly all other geographic areas. The stock is attractive because it has tremendous growth potential that will require very little incremental capital expenditure. We expect rapid earnings growth and accelerating margins.

Holdings are subject to change.

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Investment Adviser’s Comments

on Five Largest Holdings

Jennison Associates LLC	As of 2/29/04

BJ Services Co./Energy Equipment & Services

BJ Services is a provider of pressure pumping and other oil field services serving the petroleum industry worldwide. We expect an imbalance in natural gas supply and demand to develop over the next several years as a result of insufficient natural gas drilling capacity—a legacy of more than a decade of under-investment in this area. Consequently, we believe higher natural gas prices will drive demand for BJ Services’ drilling expertise.

American Express/Consumer Finance

American Express, through its subsidiaries, provides travel-related, financial advisory, and international banking services around the world. Its products include the American Express Card, the Optima credit card, and the American Express Travelers Cheque. We believe the ongoing recovery in corporate spending and travel should drive the company’s revenue and earnings growth.

J.P. Morgan Chase & Co./Capital Markets

J.P. Morgan Chase provides global financial services under the J.P. Morgan brand and retail banking under the Chase brand. It provides services such as investment banking, treasury and securities services, asset management, private banking, card member services, commercial banking, and home finance. We believe J.P. Morgan Chase is well positioned to benefit from healthier capital markets activity as well as stronger global economic growth.

Agilent Technologies, Inc./Electronic Equipment & Instruments

Agilent provides solutions to the communications, electronics, and life sciences industries. It designs and manufactures test measurement and monitoring instruments, semiconductors and optical components, and chemical analysis systems. Agilent, in our opinion, is well positioned in attractive businesses, which were cyclically depressed at the time we purchased the stock and are now recovering. We believe the company should generate strong earnings growth as expense reductions and operational efficiencies gain further traction.

Starbucks Corp./Hotels, Restaurants, & Leisure

Starbucks retails, roasts, and provides its own brand of specialty coffee. It operates retail locations worldwide and sells whole bean coffees through its sales group, direct response business, supermarkets, and the Internet. We believe that Starbucks is well positioned as a premium brand in a high-margin product category, which should be able to deliver superior earnings growth.

Holdings are subject to change.

Strategic Partners Focused Growth Fund	7

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ANNUAL REPORT

FEBRUARY 29, 2004

STRATEGIC PARTNERS

OPPORTUNITY FUNDS/FOCUSED GROWTH FUND

PORTFOLIO OF INVESTMENTS

Portfolio of Investments

as of February 29, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS

Biotechnology 6.0%

25,200	Amgen, Inc.(a)	$1,600,956
30,800	Genentech, Inc.(a)	3,323,012
43,100	Gilead Sciences, Inc.(a)	2,336,451

		7,260,419

Capital Markets 10.0%

96,300	J.P. Morgan Chase & Co.	3,950,226
59,900	Merrill Lynch & Co., Inc.	3,666,479
27,100	Morgan Stanley	1,619,496
51,100	State Street Corp.	2,745,603

		11,981,804

Communications Equipment 6.4%

243,200	Cisco Systems, Inc.(a)	5,617,920
70,000	Comcast Corp. (Class A shares)(a)	2,045,400

		7,663,320

Computers & Peripherals 2.1%

76,700	Dell, Inc.(a)	2,504,255

Consumer Finance 3.6%

80,700	American Express Co.	4,310,994

Diversified Financial Services 6.5%

118,930	Citigroup, Inc.	5,977,422
67,862	MBNA Corp.	1,854,668

		7,832,090

Electronic Equipment & Instruments 3.2%

113,900	Agilent Technologies, Inc.(a)	3,894,241

Energy Equipment & Services 3.7%

104,100	BJ Services Co.(a)	4,506,489

Food & Staples Retailing 1.9%

38,500	Wal-Mart Stores, Inc.	2,293,060

Health Care Equipment & Supplies 3.0%

32,800	Alcon, Inc.	2,061,808
34,000	Medtronic, Inc.	1,594,600

		3,656,408

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Health Care Providers & Services 2.6%

49,600	UnitedHealth Group, Inc.	$3,075,200

Hotels, Restaurants & Leisure 3.2%

103,100	Starbucks Corp.(a)	3,856,971

Industrial Conglomerates 5.1%

187,400	General Electric Co.	6,094,248

Insurance 3.0%

48,600	American International Group, Inc.	3,596,400

Internet & Catalog Retail 4.8%

84,000	eBay, Inc.(a)	5,784,240

Internet Software & Services 1.9%

52,300	Yahoo!, Inc.(a)	2,322,120

Media 4.4%

75,800	Univision Communications, Inc. (Class A shares)(a)	2,700,754
66,400	Viacom, Inc. (Class B shares)	2,553,744

		5,254,498

Pharmaceuticals 4.9%

160,300	Pfizer, Inc.	5,874,995

Semiconductors & Semiconductor Equipment 10.8%

195,800	Intel Corp.	5,723,235
42,200	International Rectifier Corp.(a)	1,947,952
188,852	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	1,962,172
111,400	Texas Instruments, Inc.	3,414,410

		13,047,769

Software 6.6%

102,300	Electronic Arts, Inc.(a)	4,824,468
117,800	Microsoft Corp.	3,121,700

		7,946,168

Specialty Retail 4.8%

49,250	Lowe’s Companies, Inc.	2,758,000
71,900	Tiffany & Co.	3,023,395

		5,781,395

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Growth Fund	11

Portfolio of Investments

as of February 29, 2004 Cont’d.

Shares	Description	Value (Note 1)

Thrifts & Mortgage Finance 1.3%

20,100	Fannie Mae	$1,505,490

	Total Investments 99.8% (cost $105,174,249)	120,042,574
	Other assets in excess of liabilities 0.2%	220,287

	Net Assets 100.0%	$120,262,861

(a)	Non-income producing security.

See Notes to Financial Statements.

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ANNUAL REPORT

FEBRUARY 29, 2004

STRATEGIC PARTNERS

OPPORTUNITY FUNDS/FOCUSED GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

as of February 29, 2004

Assets

Investments, at value (cost $105,174,249)	$120,042,574
Cash	644,702
Receivable for investments sold	754,863
Dividends and interest receivable	76,187
Receivable for Fund shares sold	26,551
Other assets	1,961

Total assets	121,546,838

Liabilities

Payable for investments purchased	539,662
Payable for Fund shares reacquired	474,866
Accrued expenses and other liabilities	92,780
Management fee payable	87,004
Distribution fee payable	83,637
Deferred trustees’ fees	6,028

Total liabilities	1,283,977

Net Assets	$120,262,861

Net assets were comprised of:
Shares of beneficial interest, at par	$20,544
Paid-in capital, in excess of par	291,746,239

291,766,783
Accumulated net realized loss on investments	(186,372,247)
Net unrealized appreciation on investments	14,868,325

Net assets, February 29, 2004	$120,262,861

See Notes to Financial Statements.

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Class A

Net asset value and redemption price per share ($15,733,772 ÷ 2,626,832 shares of beneficial interest issued and outstanding)	$5.99
Maximum sales charge (5% of offering price)*	.32

Maximum offering price to public	$6.31

Class B

Net asset value, offering price and redemption price per share ($62,471,362 ÷ 10,724,567 shares of beneficial interest issued and outstanding)	$5.83

Class C

Net asset value, offering price and redemption price per share ($37,684,824 ÷ 6,469,502 shares of beneficial interest issued and outstanding)	$5.82

Class Z

Net asset value, offering price and redemption price per share ($4,372,903 ÷ 723,071 shares of beneficial interest issued and outstanding)	$6.05

* Effective March 15, 2004 the maximum sales charge was changed to 5.50% of offering price.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Growth Fund	15

Statement of Operations

Year Ended February 29, 2004

Net Investment Loss

Income
Dividends (net of foreign withholding taxes of $11,344)	$847,425
Interest	6,416

Total income	853,841

Expenses
Management fee	1,101,067
Distribution fee—Class A	40,604
Distribution fee—Class B	621,570
Distribution fee—Class C	389,874
Transfer agent’s fees and expenses	334,000
Reports to shareholders	107,000
Custodian’s fees and expenses	97,000
Registration fees	41,000
Legal fees and expenses	39,000
Audit fee	17,000
Trustees’ fees	11,000
Miscellaneous expenses	12,538

Total expenses	2,811,653

Net investment loss	(1,957,812)

Realized And Unrealized Gain (Loss) On Investments

Net realized loss on investment transactions	(6,078,309)
Net change in unrealized appreciation (depreciation) on investments	44,077,092

Net gain on investments	37,998,783

Net Increase In Net Assets Resulting From Operations	$36,040,971

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended
	February 29, 2004	February 28, 2003
Increase (Decrease) In Net Assets

Operations
Net investment loss	$(1,957,812)	$(2,343,255)
Net realized loss on investments	(6,078,309)	(31,933,372)
Net change in unrealized appreciation (depreciation) on investments	44,077,092	(12,736,352)

Net increase (decrease) in net assets resulting from operations	36,040,971	(47,012,979)

Fund share transactions (Note 6)
Proceeds from shares sold	4,377,145	11,820,213
Cost of shares reacquired	(31,910,200)	(53,122,232)

Net decrease in net assets from Fund share transactions	(27,533,055)	(41,302,019)

Total increase (decrease)	8,507,916	(88,314,998)

Net Assets

Beginning of year	111,754,945	200,069,943

End of year	$120,262,861	$111,754,945

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Growth Fund	17

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”), formerly known as Strategic Partners Series, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of four funds: Strategic Partners Focused Growth Fund (the “Fund”), Strategic Partners New Era Growth Fund, Strategic Partners Mid-Cap Value Fund and Strategic Partners Focused Value Fund. These financial statements relate to Strategic Partners Focused Growth Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000.

The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 65% of its total assets) in equity related securities in approximately 40 equity-related securities that are selected by the Fund’s two investment subadvisers (up to approximately 20 each) as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund, in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor(s); to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker.

Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustee’s approved fair valuation procedures.

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Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or market value on the 61st day, and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotation.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class), unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Strategic Partners Opportunity Funds/Strategic Partners Focused Growth Fund	19

Notes to Financial Statements

Cont’d.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Alliance Capital Management, L.P. (“Alliance”) and Jennison Associates LLC (“Jennison”). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the management of the Fund. PI has entered into a sub-management agreement with Prudential Investment Management, Inc. (“PIM”). PIM provides Jennison with certain research services and assists with maintenance of books and records as Jennison may request from time to time. PI pays for the services of the subadvisers and sub-manager, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio’s assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .90 of 1% of the Fund’s average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% on the average daily net asset of the Class A shares.

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PIMS has advised the Fund that it has received approximately $15,700 and $7,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended February 29, 2004. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it has received approximately $238,700 and $6,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the year ended February 29, 2004.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the year ended February 29, 2004, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was April 30, 2004. Effective May 1, 2004, the commitment will be reduced to $500 million. All other terms and conditions will remain the same. The expiration of the renewed SCA will be October 29, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 29, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended February 29, 2004, the Fund incurred fees of approximately $259,300 for the services of PMFS. As of February 29, 2004, approximately $19,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately

Strategic Partners Opportunity Funds/Strategic Partners Focused Growth Fund	21

Notes to Financial Statements

Cont’d.

$57,300 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) and Prudential Securities, Inc. (“PSI”), affiliates of PI, was approximately $54,900 for the year ended February 29, 2004. Effective July 1, 2003 Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of February 29, 2004, approximately $12,900 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the fiscal year ended February 29, 2004, Wachovia earned $5,420 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended February 29, 2004 aggregated $120,108,989 and $149,014,185, respectively.

Note 5. Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par and undistributed net investment income. For the year ended February 29, 2004, the adjustments were to decrease paid-in-capital in excess of par and increase undistributed net investment income by $1,957,812, due to net operating losses. Net investment income, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of February 29, 2004 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$106,130,703	$18,546,973	$4,635,102	$13,911,871

The difference between book basis and tax basis was attributable to deferred losses on wash sales.

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As of February 29, 2004, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis.

For federal income tax purposes, the Fund had a capital loss carryforward at February 29, 2004 of approximately $184,297,000, of which $26,355,000 expires in 2009, $87,881,000 expires in 2010, $54,267,000 expires in 2011 and $15,794,000 expires in 2012. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The tax basis differs from the amount shown on the Statement of Assets and Liabilities primarily due to the deferral for federal tax purposes of post-October capital losses of approximately $1,118,400 as having occurred in the following year.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class A shares purchased on or after March 15, 2004 will be subject to a maximum front-end sales charge of 5.50%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C shares will be effective during the 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

At February 29, 2004, Prudential owns 2,500 shares of each Class A, Class B, Class C and Class Z.

Strategic Partners Opportunity Funds/Strategic Partners Focused Growth Fund	23

Notes to Financial Statements

Cont’d.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 29, 2004:
Shares sold	128,522	$681,998
Shares reacquired	(935,724)	(5,024,948)

Net decrease in shares outstanding before conversion	(807,202)	(4,342,950)
Shares issued upon conversion from class B	555	2,535

Net increase (decrease) in shares outstanding	(806,647)	$(4,340,415)

Year ended February 28, 2003:
Shares sold	356,284	$1,843,166
Shares reacquired	(1,570,945)	(8,058,915)

Net decrease in shares outstanding before conversion	(1,214,661)	(6,215,749)
Shares issued upon conversion from class B	1,182	5,714

Net increase (decrease) in shares outstanding	(1,213,479)	$(6,210,035)

Class B
Year ended February 29, 2004:
Shares sold	367,687	$1,929,735
Shares reacquired	(2,481,817)	(13,102,990)

Net decrease in shares outstanding before conversion	(2,114,130)	(11,173,255)
Shares reacquired upon conversion into class A	(567)	(2,535)

Net increase (decrease) in shares outstanding	(2,114,697)	$(11,175,790)

Year ended February 28, 2003:
Shares sold	603,098	$3,153,097
Shares reacquired	(4,397,026)	(22,084,659)

Net decrease in shares outstanding before conversion	(3,793,928)	(18,931,562)
Shares reacquired upon conversion into class A	(1,205)	(5,714)

Net increase (decrease) in shares outstanding	(3,795,133)	$(18,937,276)

Class C
Year ended February 29, 2004:
Shares sold	231,704	$1,207,144
Shares reacquired	(2,095,148)	(11,052,202)

Net increase (decrease) in shares outstanding	(1,863,444)	$(9,845,058)

Year ended February 28, 2003:
Shares sold	979,588	$5,354,427
Shares reacquired	(3,545,043)	(17,964,913)

Net increase (decrease) in shares outstanding	(2,565,455)	$(12,610,486)

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Class Z	Shares	Amount
Year ended February 29, 2004:
Shares sold	102,350	$558,268
Shares reacquired	(505,977)	(2,730,060)

Net increase (decrease) in shares outstanding	(403,627)	$(2,171,792)

Year ended February 28, 2003:
Shares sold	270,185	$1,469,523
Shares reacquired	(958,499)	(5,013,745)

Net increase (decrease) in shares outstanding	(688,314)	$(3,544,222)

Note 7. Change in Independent Auditors

PricewaterhouseCoopers LLP was previously the independent auditors for the Fund. The decision to change the independent auditors was approved by the Audit Committee and by the Board of Trustees in a meeting held on September 2, 2003, resulting in KPMG LLP’s appointment as independent auditors of the Fund.

The reports on the financial statements of the Fund audited by PricewaterhouseCoopers LLP through the year ended February 28, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Strategic Partners Opportunity Funds/Strategic Partners Focused Growth Fund	25

Financial Highlights

	Class A
	Year Ended			June 2, 2000(a) Through February 28, 2001
	February 29, 2004	February 28, 2003	February 28, 2002

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.41	$5.95	$7.30	$10.00

Income (loss) from investment operations
Net investment loss	(0.06)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	1.64	(1.48)	(1.29)	(2.64)

Total from investment operations	1.58	(1.54)	(1.35)	(2.70)

Net asset value, end of period	$5.99	$4.41	$5.95	$7.30

Total Return(b):	35.83%	(25.88)%	(18.49)%	(27.00)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$15,734	$15,159	$27,630	$43,200
Average net assets (000)	$16,241	$20,856	$34,765	$59,259
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.69%	1.61%	1.42%	1.57	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.44%	1.36%	1.17%	1.32	%(c)
Net investment loss	(0.99)%	(0.93)%	(0.77)%	(0.80	)%(c)
For Class A, B, C and Z shares:
Portfolio turnover	100%	53%	76%	116	%(d)

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Not annualized.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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	Class B
	Year Ended			June 2, 2000(a) Through February 28, 2001
	February 29, 2004	February 28, 2003	February 28, 2002

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.33	$5.87	$7.26	$10.00

Income (loss) from investment operations
Net investment loss	(0.10)	(0.10)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investment transactions	1.60	(1.44)	(1.28)	(2.64)

Total from investment operations	1.50	(1.54)	(1.39)	(2.74)

Net asset value, end of period	$5.83	$4.33	$5.87	$7.26

Total Return(b):	34.64%	(26.24)%	(19.15)%	(27.40)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$62,471	$55,540	$97,635	$137,671
Average net assets (000)	$62,157	$75,020	$117,384	$164,779
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.44%	2.36%	2.17%	2.32	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.44%	1.36%	1.17%	1.32	%(c)
Net investment loss	(1.74)%	(1.68)%	(1.52)%	(1.56	)%(c)

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Growth Fund	27

Financial Highlights

Cont’d.

	Class C
	Year Ended			June 2, 2000(a) Through February 28, 2001
	February 29, 2004	February 28, 2003	February 28, 2002

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.33	$5.87	$7.26	$10.00

Income (loss) from investment operations
Net investment loss	(0.10)	(0.10)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investment transactions	1.59	(1.44)	(1.28)	(2.64)

Total from investment operations	1.49	(1.54)	(1.39)	(2.74)

Net asset value, end of period	$5.82	$4.33	5.87	$7.26

Total Return(b):	34.41%	(26.24)%	(19.15)%	(27.40)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$37,685	$36,046	$63,966	$96,437
Average net assets (000)	$38,987	$49,456	$80,074	$121,487
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.44%	2.36%	2.17%	2.32	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.44%	1.36%	1.17%	1.32	%(c)
Net investment loss	(1.74)%	(1.68)%	(1.52)%	(1.56	)%(c)

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

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	Class Z
	Year Ended			June 2, 2000(a) Through February 28, 2001
	February 29, 2004	February 28, 2003	February 28, 2002

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$4.45	$5.97	$7.31	$10.00

Income (loss) from investment operations
Net investment loss	(0.05)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	1.65	(1.47)	(1.30)	(2.65)

Total from investment operations	1.60	(1.52)	(1.34)	(2.69)

Net asset value, end of period	$6.05	$4.45	$5.97	$7.31

Total Return(b):	35.96%	(25.46)%	(18.33)%	(26.90)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,373	$5,010	$10,840	$15,574
Average net assets (000)	$4,955	$7,621	$12,834	$22,544
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.44%	1.36%	1.17%	1.32	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.44%	1.36%	1.17%	1.32	%(c)
Net investment loss	(0.75)%	(0.69)%	(0.52)%	(0.55	)%(c)

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Growth Fund	29

Independent Auditors’ Report

The Board of Trustees and Shareholders of

Strategic Partners Opportunity Funds:

We have audited the accompanying Statement of Assets and Liabilities of the Strategic Partners Focused Growth Fund, (the “Fund”), of the Strategic Partners Opportunity Funds including the portfolio of investments, as of February 29, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ending February 28, 2003 and the financial highlights for the periods presented prior to March 1, 2003, were audited by other auditors, whose report dated, April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Partners Focused Growth Fund as of February 29, 2004 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

April 19, 2004

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Supplemental Proxy Information

(Unaudited)

A Special Meeting of Shareholders of the Company was held on August 21, 2003, and adjourned to September 12, 2003. The voting results shown below relating to the election of the Trustees should replace the results provided in the Semiannual Report to shareholders dated August 31, 2003. The corrected figures do not change the outcome of the voting with respect to each Trustee. At such meetings the shareholders approved the following proposals:

1)	To approve the election of ten (10) trustees to the Board of Trustees, as follows:

Trustee	Votes For	Votes Against	Votes Withheld	Abstentions
David E.A. Carson	12,819,317	—	380,991	—
Robert E. La Blanc	12,823,054	—	377,254	—
Robert F. Gunia	12,828,404	—	371,904	—
Douglas H. McCorkindale	12,832,280	—	368,018
Stephen P. Munn†	12,828,456	—	247,852	—
Richard A. Redeker	12,829,148	—	371,160	—
Judy A. Rice	12,828,578	—	371,730	—
Robin B. Smith	12,826,739	—	373,569	—
Stephen Stoneburn	12,832,176	—	368,132	—
Clay T. Whitehead	12,829,595	—	370,713	—

2)	To approve a proposal to permit the manger to enter into, or make material changes to, subadvisory agreements without shareholder approval as it pertains to the Strategic Partners Focused Growth Fund.

Votes For	Votes Against	Abstentions	Votes Withheld
8,359,892	782,962	379,069	3,678,385

3)	An amendment to the management contract between PI and the Fund as it pertains to the Strategic Partners Focused Growth Fund.

Votes For	Votes Against	Abstentions	Votes Withheld
12,205,933	625,051	369,324	—

4a)	To approve changes to the fundamental investment restrictions and policies, relating to: fund diversification.

Votes For	Votes Against	Abstentions	Votes Withheld
8,619,390	543,351	359,182	3,678,385

Strategic Partners Opportunity Funds/Strategic Partners Focused Growth Fund	31

Supplemental Proxy Information

(Unaudited) Cont’d.

4b)	To approve changes to the fundamental investment restrictions and policies, relating to: issuing senior securities, borrowing money or pledging assets.

Votes For	Votes Against	Abstentions	Votes Withheld
8,476,753	664,478	380,692	3,678,385

4c)	To approve changes to the fundamental investment restrictions and policies, relating to: buying and selling real estate.

Votes For	Votes Against	Abstentions	Votes Withheld
8,546,988	598,335	376,600	3,678,385

4d)	To approve changes to the fundamental investment restrictions and policies, relating to: buying and selling commodities and commodity contracts.

Votes For	Votes Against	Abstentions	Votes Withheld
8,516,096	619,913	385,914	3,678,385

4e)	To approve changes to the fundamental investment restrictions and policies, relating to: fund concentration.

Votes For	Votes Against	Abstentions	Votes Withheld
8,586,167	558,450	377,306	3,678,385

4f)	To approve changes to the fundamental investment restrictions and policies, relating to: making loans.

Votes For	Votes Against	Abstentions	Votes Withheld
8,494,958	644,373	382,592	3,678,385

4g)	To approve changes to the fundamental investment restrictions and policies, relating to: other investment restrictions, including investing in securities of other investment companies.

Votes For	Votes Against	Abstentions	Votes Withheld
8,515,677	624,852	381,394	3,678,385

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Supplemental Proxy Information

(Unaudited) Cont’d.

5)	To approve amendments to the Company's Declaration of Trust.

Votes For	Votes Against	Abstentions	Votes Withheld
8,562,175	560,957	398,791	3,678,385

†	Mr. Munn ceased being a director effective November 30, 2003.

Strategic Partners Opportunity Funds/Strategic Partners Focused Growth Fund	33

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (69), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2000(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Trustee since 2000(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (64), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen Stoneburn (60), Trustee since 2000(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 2000(3) Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President and Trustee since 2003(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President and Trustee since 2000(3) Oversees 179 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Lori E. Bostrom (41), Secretary since 2003

Principal occupations (last 5 years): Vice President and Corporate Counsel (since October 2002) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; formerly Senior Counsel of The Guardian Life Insurance Company of America (February 1996-October 2002).

Strategic Partners Opportunity Funds/Strategic Partners Focused Growth Fund	35

Marguerite E.H. Morrison (48), Chief Legal Officer and Assistant Secretary since 2003(3)

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (44), Chief Compliance Officer since 2004

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

36	Visit our website at www.strategicpartners.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/29/04
	One Year	Three Years	Since Inception
Class A	29.04%	–7.97%	–13.97%

Class B	29.64	–7.99	–13.87

Class C	33.41	–7.10	–13.45

Class Z	35.96	–6.11	–12.55

Average Annual Total Returns (Without Sales Charges) as of 2/29/04
	One Year	Three Years	Since Inception
Class A	35.83%	–6.38%	–12.78%

Class B	34.64	–7.05	–13.41

Class C	34.41	–7.10	–13.45

Class Z	35.96	–6.11	–12.55

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain current performance data to the most recent month-end by visiting our website at www.strategicpartners.com or by calling us at (800) 225-1852.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 6/2/2000.

The graph compares a $10,000 investment in the Strategic Partners Focused Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (June 2, 2000) and the account values at the end of the current fiscal year (February 29, 2004) as measured on a quarterly basis. For purposes of the graph, and

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unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 29, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the fiscal year ended February 29, 2004, the Fund charged a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Focused Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s investment manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the SEC’s website at http://www.sec.gov.

TRUSTEES

David E.A. Carson•Robert F. Gunia•Robert E. La Blanc•Douglas H. McCorkindale• Richard A. Redeker•Judy A. Rice•Robin B. Smith•Stephen D. Stoneburn•Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary • Lori E. Bostrom, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

	Alliance Capital Management L.P.	1345 Avenue of the Americas New York, NY 10105

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Strategic Partners Focused Growth Fund
Share Class	A	B	C	Z

NASDAQ	SPFAX	SPFBX	SPFCX	SPFZX
CUSIP	86276R106	86276R205	86276R304	86276R403

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling us at (800) 225-1852. The prospectus should be read carefully before investing.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Focused Growth Fund
Share Class	A	B	C	Z

NASDAQ	SPFAX	SPFBX	SPFCX	SPFZX
CUSIP	86276R106	86276R205	86276R304	86276R403

MFSP500E    IFS-A090105    Ed. 04/2004

ANNUAL REPORT

FEBRUARY 29, 2004

STRATEGIC PARTNERS

FOCUSED VALUE FUND

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

OBJECTIVE

Seeks long-term growth of capital

Dear Shareholder,

April 19, 2004

As the stock market slowed in the first quarter of 2004 following its particularly strong performance in 2003, some investors still seemed to be watching developments from the sidelines. Though the economy appears sound, given the unsettled global political climate and uncertain job growth in the United States, we can understand that some investors may want to remain cautious. For those with long-term goals, however, keeping assets in short-term savings and money market accounts may be a losing proposition, as meager yields will be eroded by taxes, and even low annual inflation will reduce purchasing power. A broadly diversified asset allocation can help protect you against inflation and increase your chances of participating in economic growth.

We recommend that you develop a diversified asset allocation strategy in consultation with a financial professional who knows you and who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. Strategic Partners mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

Whether you are investing for your retirement, your children’s education, or some other purpose, Strategic Partners mutual funds offer the resources and professional discipline of leading asset management firms. Our team of experienced analysts selects firms that are widely respected by institutional and individual investors. These firms have established track records in the specific asset classes and management styles they offer in Strategic Partners funds. Our analysts continue to monitor their performance and their adherence to the investment processes that earned them their reputations.

Thank you for your confidence in Strategic Partners mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Focused Value Fund

Strategic Partners Focused Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Strategic Partners Focused Value Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain current performance data to the most recent month-end by visiting our website at www.strategicpartners.com or by calling us at (800) 225-1852.

Cumulative Total Returns[1] as of 2/29/04
	One Year	Since Inception[2]
Class A	51.73%	10.05%

Class B	50.63	7.71

Class C	50.63	7.71

Class Z	52.14	10.86

Russell 1000 Value Index[3]	42.30	14.50

S&P 500 Index[4]	38.50	3.47

Lipper Large-Cap Value Funds Avg.[5]	40.24	6.25

Average Annual Total Returns[1] as of 3/31/04
	One Year	Since Inception[2]
Class A	40.82%	0.29%

Class B	42.88	0.80

Class C	46.88	1.45

Class Z	49.44	2.45

Russell 1000 Value Index[3]	40.82	4.31

S&P 500 Index[4]	35.10	0.63

Lipper Large-Cap Value Funds Avg.[5]	38.38	1.57

1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. The average annual total returns do take into account applicable sales charges. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. During the period ended February 29, 2004, the Fund charged a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC

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of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased prior to February 2, 2004 were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge, but charge a CDSC of 1% for 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. 2Inception date: 3/30/01. 3The Russell 1000 Value Index is an unmanaged index comprised of those securities in the Russell 1000 Index with a lower-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. 4The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. Investors cannot invest directly in an index. 5The Lipper Large-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. The returns for the Russell 1000 Value Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 2/29/04
Altria Group, Inc., Beverages, Food & Tobacco	7.8%

American International Group, Inc., Insurance	7.2

American Express Co., Diversified Financials	4.9

Berkshire Hathaway Inc., Insurance	3.8

Costco Wholesale Corp., Multiline Retail	3.6

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/29/04
Diversified Financials	15.0%

Insurance	15.0

Oil & Gas	8.0

Beverages, Food & Tobacco	7.8

Banks	7.7

Industry	weightings are subject to change.

Strategic Partners Focused Value Fund	3

Investment Advisers’ Report

The Strategic Partners Focused Value Fund’s Class A shares returned 51.73% over the 12 months ended February 29, 2004, far outperforming both the Russell 1000 Value Index (+42.30%) and the Lipper Large-Cap Value Funds Average (+40.24%). Both advisers contributed to the outperformance.

Davis Selected Advisers LP

Davis’s segment of the Fund’s portfolio had large holdings in financial services companies. Their strong performance through the year was the most important factor in the segment beating the Russell 1000 Value Index. American Express (+61%), American International Group (+51%), and HSBC Holdings (+59%) (see Comments on Largest Holdings—Davis Selected Advisers LP for all three) were important contributors in this sector.

The segment also benefited from its significant commitments to the consumer non-durables company Altria Group (58%, see Comments on Largest Holdings—Davis Selected Advisers LP) and the capital goods firm Tyco International (+94%).

We missed some opportunities in the consumer durables, raw materials, and technology sectors as the segment did not have significant holdings in these strong-performing sectors. The segment’s return was also hurt by a position in Microsoft, which declined by 4% since we purchased it in late September 2003.

Davis’s investment strategy is to perform extensive research, buy companies that have expanding earnings at value prices, and hold them for the long term. The 12-month period ended February 29, 2004 was exceptionally strong, and investors should not be overly optimistic about a repetition. We are supporters of long-term buy-and-hold investing.

Salomon Brothers Asset Management Inc.

The Salomon Brothers’ segment of the Fund’s portfolio outperformed the Fund’s benchmarks.

The top contributors to the segment’s return included AT&T Wireless, Alcoa, and Federated Department Stores. AT&T Wireless benefited when competing efforts to buy the company pushed up its share price. Cingular, a joint venture of BellSouth and SBC Communications, won the competition. We reduced the size of our position in AT&T Wireless after the merger was announced, taking some profits, but we continue to hold the stock. We sold the position in Federated Department Stores because the share price rose to a level we thought no longer inexpensive.

Security selection was weakest in industrials and utilities, and an underweight in financials detracted slightly from performance relative to the Russell 1000 Value

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Index. The segment’s position in Schering-Plough declined slightly in price after the company reduced its dividend and its earnings forecast for 2004. We continue to hold the stock because of its attractive valuation and the company’s good drug pipeline and new management team. We will continue to monitor our Schering-Plough position.

We have become somewhat more defensive in our portfolio, adding to healthcare and consumer staples stocks and reducing allocations to consumer cyclicals. We also favor the energy sector.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Focused Value Fund	5

Investment Adviser’s Comments on

Five Largest Holdings

Davis Selected Advisers LP	As of 2/29/04

Altria Group, Inc./Beverages, Food & Tobacco

Altria Group is the parent company of Kraft Foods, Philip Morris International, Philip Morris USA, and Philip Morris Capital Corporation. It is also a shareholder in the brewer SABMiller. Altria’s brands include Marlboro cigarettes, Oreo cookies, Kraft cheeses, Maxwell House coffee, Nabisco crackers, and Philadelphia cream cheese.

American Express Co./Diversified Financials

American Express, through its subsidiaries, provides travel-related, financial advisory, and international banking services around the world. Its products include the American Express Card, the Optima Card, and American Express Travelers Cheques.

American International Group, Inc. (AIG)/Insurance

AIG, through its subsidiaries, provides a variety of insurance and insurance-related services in the United States and overseas. It provides other financial services, as well as writing property and casualty and life insurance.

Berkshire Hathaway, Inc./Insurance

Berkshire Hathaway is a holding company owning subsidiaries in a variety of business sectors. Its principal operations are insurance business conducted nationwide on a primary basis and worldwide on a reinsurance basis. Berkshire’s other operations include The Buffalo News, aviation training, and retail furniture businesses, as well as shoe, candy, and rug manufacturing.

HSBC Holdings/Diversified Financials

HSBC Holdings is the holding company for the HSBC Group. It provides a variety of international banking and financial services, including retail and corporate banking, trade, trusteeship, securities, custody, capital markets, treasury, private and investment banking, and insurance. The HSBC Group operates worldwide.

Holdings are subject to change.

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Investment Adviser’s Comments on

Five Largest Holdings

Salomon Brothers Asset Management Inc.	As of 2/29/04

American International Group, Inc. (AIG)/Insurance

American International Group, Inc., through its subsidiaries, provides a variety of insurance and insurance-related services in the United States and overseas. The company writes property and casualty and life insurance, as well as provides financial services.

Pfizer, Inc./Pharmaceuticals

Pfizer, Inc. is a research-based, global pharmaceutical company that discovers, develops, manufactures, and markets medicines for humans and animals. The company’s products include prescription pharmaceuticals, non-prescription self-medications, and animal health products such as anti-infective medicines and vaccines.

BP PLC/Oil & Gas

BP PLC is an oil and petrochemicals company. The company explores for and produces oil and natural gas; refines, markets, and supplies petroleum products; generates solar energy; and manufactures and markets chemicals. BP’s chemicals include terephthalic acid, acetic acid, acrylonitrile, ethylene, and polyethylene.

Altria Group, Inc./Beverages, Food & Tobacco

Altria Group, Inc. is the parent company of Kraft Foods, Philip Morris International, Philip Morris USA, and Philip Morris Capital Corporation. The company is also a shareholder in the brewer SABMiller plc. Altria’s brands include Marlboro cigarettes, Oreo cookies, Kraft cheeses, Maxwell House coffee, Nabisco crackers, and Philadelphia cream cheese.

Safeway, Inc./Food & Drug Retailing

Safeway, Inc. operates a retail food and drug chain in the United States and Canada under the Safeway, Carr-Gottstein, Dominick’s, Genuardi’s, Randall/Tom Thumb, and Vons names. The company also has a network of distribution, manufacturing, and food processing facilities. In addition, Safeway holds a 49% interest in Casa Ley, S.A. de C.V., an operator of food and general merchandise stores in Mexico.

Holdings are subject to change.

Strategic Partners Focused Value Fund	7

This Page Intentionally Left Blank

ANNUAL REPORT

FEBRUARY 29, 2004

STRATEGIC PARTNERS

OPPORTUNITY FUNDS/FOCUSED VALUE FUND

PORTFOLIO OF INVESTMENTS

Portfolio of Investments

as of February 29, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 95.6%

COMMON STOCKS

Aerospace & Defense 1.3%

57,000	Lockheed Martin Corp.	$2,637,960

Banks 7.7%

115,100	Bank One Corp.	6,213,098
60,000	Wachovia Corp.	2,878,200
106,000	Wells Fargo & Co.	6,079,100

		15,170,398

Beverages, Food & Tobacco 7.8%

266,900	Altria Group, Inc.	15,360,095

Capital Markets 1.6%

96,200	Bank of New York Co., Inc. (The)	3,174,600

Computers 2.6%

110,700	Hewlett-Packard Co.	2,513,997
492,300	Sun Microsystems, Inc.(a)	2,628,882

		5,142,879

Cosmetics & Toiletries 1.9%

56,700	Kimberly Clark Corp.	3,667,356

Distilled & Blended Liquors 1.1%

39,000	Diageo PLC (ADR) (United Kingdom)	2,209,350

Diversified Financials 15.0%

179,900	American Express Co.	9,610,258
44,100	Golden West Financial Corp.	5,090,022
430,437	HSBC Holdings PLC. (United Kingdom)	6,993,553
31,500	Moody’s Corp.	2,106,090
90,700	Morgan Stanley	5,420,232

		29,220,155

Food & Drug Retailing 2.4%

204,300	Safeway, Inc.(a)	4,672,341

Industrial Conglomerates 3.5%

240,400	Tyco International Ltd.	6,868,228

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Insurance 15.0%

190,900	American International Group, Inc.	$14,126,600
2,400	Berkshire Hathaway, Inc. (Class B Shares)(a)	7,519,200
44,300	Loews Corp.	2,670,847
58,700	Progressive Corp. (The)	4,852,142

		29,168,789

Media 2.1%

83,527	Comcast Corp. (Class A Shares)(a)	2,509,151
169,312	UnitedGlobalCom, Inc.(a)	1,606,771

		4,115,922

Metals & Mining 2.3%

121,500	Alcoa, Inc.	4,552,605

Multiline Retail 5.2%

181,600	Costco Wholesale Corp.(a)	7,069,688
84,600	Home Depot, Inc.	3,071,826

		10,141,514

Oil & Gas 8.0%

100,200	BP PLC (ADR) (United Kingdom)	4,929,840
50,200	ChevronTexaco Corp.	4,435,170
51,500	ConocoPhillips	3,546,805
44,000	Devon Energy Corp.	2,498,320

		15,410,135

Paper & Packaging 1.8%

80,200	International Paper Co.	3,549,652

Pharmaceuticals 6.2%

32,200	Eli Lilly & Co.	2,380,868
57,300	Glaxosmithkline PLC (ADR) (United Kingdom)	2,442,126
141,200	Pfizer, Inc.	5,174,980
116,600	Schering-Plough Corp.	2,094,136

		12,092,110

Restaurants 1.5%

105,600	McDonald’s Corp.	2,988,480

Software 1.5%

112,300	Microsoft Corp.	2,975,950

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	11

Portfolio of Investments

as of February 29, 2004 Cont’d.

Shares	Description	Value (Note 1)

Telecommunications 7.1%

63,640	AT&T Corp.	$1,274,709
240,600	AT&T Wireless Services, Inc.(a)	3,267,348
71,000	Comverse Technology, Inc.(a)	1,400,120
136,500	Nokia Corp. (ADR) (Finland)	2,971,605
22,605	NTL, Inc.(a)	1,549,799
91,800	Verizon Communications, Inc.	3,518,694

		13,982,275

	Total common stocks (cost $159,537,515)	187,100,794

PREFERRED STOCK 1.3%

Media

	The News Corp. Ltd. (ADR) (Australia)
79,100	(cost $1,814,610)	2,588,943

	Total long-term investments (cost $161,352,125)	189,689,737

Principal Amount (000)

SHORT-TERM INVESTMENT 1.0%

Commercial Paper

	UBS AG, 1.03%, 3/1/04
$2,048	(cost $2,048,000)	2,048,000

	Total Investments 97.9% (cost $163,400,125; Note 5)	191,737,737
	Assets in excess of other liabilities 2.1%	4,070,005

	Net Assets 100.0%	$195,807,742

The following abbreviations are used in portfolio descriptions:

ADR—American Depository Receipt.

(a)	Non-income producing security.

See Notes to Financial Statements.

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ANNUAL REPORT

FEBRUARY 29, 2004

STRATEGIC PARTNERS

OPPORTUNITY FUNDS/FOCUSED VALUE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

as of February 29, 2004

Assets

Investments, at value (cost $163,400,125)	$191,737,737
Cash	3,573,285
Receivable for investments sold	3,104,029
Receivable for Fund shares sold	692,420
Dividends and interest receivable	252,515
Prepaid expenses	4,059

Total assets	199,364,045

Liabilities

Payable for investments purchased	2,466,771
Payable for Fund shares reacquired	614,841
Accrued expenses and other liabilities	209,289
Management fee payable	136,689
Distribution fee payable	125,349
Deferred Trustees’ fees	3,364

Total liabilities	3,556,303

Net Assets	$195,807,742

Net assets were comprised of:
Shares of beneficial interest, at par	$18,117
Paid-in capital, in excess of par	199,718,322

199,736,439
Accumulated net realized loss on investments and foreign currencies	(32,266,316)
Net unrealized appreciation on investments and foreign currency transactions	28,337,619

Net assets, February 29, 2004	$195,807,742

See Notes to Financial Statements.

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Class A

Net asset value and redemption price per share ($35,844,782 ÷ 3,276,727 shares of beneficial interest issued and outstanding)	$10.94
Maximum sales charge (5% of offering price)*	0.58

Maximum offering price to public	$11.52

Class B

Net asset value, offering price and redemption price per share ($87,839,952 ÷ 8,158,308 shares of beneficial interest issued and outstanding)	$10.77

Class C

Net asset value, offering price and redemption price per share ($63,763,880 ÷ 5,922,208 shares of beneficial interest issued and outstanding)	$10.77

Class Z

Net asset value, offering price and redemption price per share ($8,359,128 ÷ 760,015 shares of beneficial interest issued and outstanding)	$11.00

*	Effective March 15, 2004, the maximum sales charge was changed to 5.5% of offering price.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	15

Statement of Operations

Year Ended February 29, 2004

Net Investment Loss

Income
Dividends (net of foreign withholding taxes of $26,441)	$2,977,676
Interest	16,632

Total income	2,994,308

Expenses
Management fee	1,549,633
Distribution fee—Class A	70,508
Distribution fee—Class B	780,719
Distribution fee—Class C	581,472
Transfer agent’s fees and expenses	292,000
Reports to shareholders	161,000
Custodian’s fees and expenses	97,000
Legal fees and expenses	58,000
Registration fees	25,000
Audit fee	17,000
Trustees’ fees	13,000
Miscellaneous expenses	4,675

Total expenses	3,650,007

Net investment loss	(655,699)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies

Net realized gain (loss) on:
Investment transactions	(6,402,972)
Foreign currency transactions	1,104

(6,401,868)

Net change in unrealized appreciation (depreciation) on:
Investments	77,696,552
Foreign currencies	(111)

77,696,441

Net gain on investments and foreign currencies	71,294,573

Net Increase In Net Assets Resulting From Operations	$70,638,874

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended
	February 29, 2004	February 28, 2003
Increase (Decrease) In Net Assets

Operations
Net investment loss	$(655,699)	$(1,541,888)
Net realized loss on investments and foreign currency transactions	(6,401,868)	(23,720,922)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	77,696,441	(32,880,607)

Net increase (decrease) in net assets resulting from operations	70,638,874	(58,143,417)

Fund share transactions (Note 6)
Net proceeds from shares sold	16,009,055	35,565,826
Cost of shares reacquired	(46,398,812)	(75,504,086)

Net increase (decrease) in net assets from Fund share transactions	(30,389,757)	(39,938,260)

Total increase (decrease)	40,249,117	(98,081,677)

Net Assets

Beginning of year	155,558,625	253,640,302

End of year	$195,807,742	$155,558,625

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	17

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of four funds: Strategic Partners Focused Growth Fund, Strategic Partners New Era Growth Fund, Strategic Partners Mid-Cap Value Fund and Strategic Partners Focused Value Fund (the “Fund”). These financial statements relate to Strategic Partners Focused Value Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000 and the Fund commenced operations on March 30, 2001.

The investment objective of the Fund is long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily (at least 65% of its total assets) in equity related securities of small, mid, and large sized U.S. companies that are selected by the Fund’s two investment subadvisers as having strong capital appreciation potential. Each subadviser utilizes a value investment style to select approximately 20-30 securities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or

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securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustee’s approved fair valuation procedures.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or market value on the 61st day and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year end, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets (excluding investments) and liabilities at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	19

Notes to Financial Statements

Cont’d.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sale of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis.

Net investment income or loss (other than distribution fees that are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income and distributions of net capital and currency gains in excess of capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Note 2. Agreements

The Company has a management agreement for the Fund with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Davis Selected Advisers L.P. (“Davis Advisers”) and Salomon Brothers Asset Management, Inc. (“Salomon Brothers”). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisers, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio’s assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund’s average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the ‘Class A, B and C Plans’), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% on the average daily net assets of Class A shares.

PIMS has advised the Fund that it has received approximately $18,900 and $17,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended February 29, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	21

Notes to Financial Statements

Cont’d.

PIMS has advised the Fund that it has received approximately $420,800 and $18,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the fiscal year ended February 29, 2004.

PI and PIMS are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the year ended February 29, 2004, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is April 30, 2004. Effective May 1, 2004, the commitment will be reduced to $500 million. All other terms and conditions will remain the same. The expiration of the renewed SCA will be October 29, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 29, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended February 29, 2004, the Fund incurred fees of approximately $228,700 for the services of PMFS. As of February 29, 2004, approximately $17,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $46,600 in total networking fees, of which the amount relating to the services of Wachovia Securities LLC (“Wachovia”) and Prudential Securities, Inc. (“PSI”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was

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approximately $42,700 for the year ended February 29, 2004. Effective July 1, 2003 Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined their brokerage business with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of February 29, 2004, approximately $7,200 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended February 29, 2004, PSI and Wachovia earned $9,200 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 29, 2004 aggregated $26,261,011 and $63,646,547, respectively.

Note 5. Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized gain or loss on investments. For the year ended February 29, 2004, the adjustments were to decrease accumulated net investment loss by $666,663, increase net realized loss by $1,104 and decrease paid-in capital in excess of par by $665,559, due to a net operating loss and reclassification of net foreign currency losses. Net investment income, net realized losses and net assets were not affected by this change.

As of February 29, 2004, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis.

As of February 29, 2004, the Fund had a capital loss carryforward for tax purposes of approximately $29,733,000, of which $1,294,000 expires in 2010, $12,189,000 expires in 2011 and 16,250,000 expires in 2012. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	23

Notes to Financial Statements

Cont’d.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of February 29, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$165,933,101	$36,946,112	$11,141,476	$25,804,636

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class A shares purchased on or after March 15, 2004 will be subject to a maximum initial sales charge of 5.50%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial sales charge and the contingent deferred sales charge (CDSC) for Class C shares will be 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

At February 29, 2004, Prudential owns 1 share of each Class A, Class B, Class C and Class Z.

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Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 29, 2004:
Shares sold	845,287	$8,409,743
Shares reacquired	(1,047,963)	(9,428,566)

Net decrease in shares outstanding before conversion	(202,676)	(1,018,823)
Shares issued upon conversion from class B	1,990	16,590

Net decrease in shares outstanding	(200,686)	$(1,002,233)

Year ended February 28, 2003:
Shares sold	1,109,866	$8,718,016
Shares reacquired	(1,825,581)	(14,827,277)

Net decrease in shares outstanding before conversion	(715,715)	(6,109,261)
Shares issued upon conversion from class B	1,664	13,758

Net decrease in shares outstanding	(714,051)	$(6,095,503)

Class B
Year ended February 29, 2004:
Shares sold	354,401	$3,155,471
Shares reacquired	(1,905,263)	(16,639,152)

Net decrease in shares outstanding before conversion	(1,550,862)	(13,483,681)
Shares reacquired upon conversion into class A	(2,012)	(16,590)

Net decrease in shares outstanding	(1,552,874)	$(13,500,271)

Year ended February 28, 2003:
Shares sold	772,357	$6,608,516
Shares reacquired	(3,241,481)	(25,526,121)

Net decrease in shares outstanding before conversion	(2,469,124)	(18,917,605)
Shares reacquired upon conversion into class A	(1,672)	(13,758)

Net decrease in shares outstanding	(2,470,796)	$(18,931,363)

Class C
Year ended February 29, 2004:
Shares sold	353,418	$3,183,089
Shares reacquired	(1,877,626)	(16,407,459)

Net decrease in shares outstanding	(1,524,208)	$(13,224,370)

Year ended February 28, 2003:
Shares sold	1,928,383	$17,328,810
Shares reacquired	(3,282,214)	(26,149,970)

Net decrease in shares outstanding	(1,353,831)	$(8,821,160)

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	25

Notes to Financial Statements

Cont’d.

Class Z	Shares	Amount
Year ended February 29, 2004:
Shares sold	135,629	$1,260,752
Shares reacquired	(448,926)	(3,923,635)

Net decrease in shares outstanding	(313,297)	$(2,662,883)

Year ended February 28, 2003:
Shares sold	342,607	$2,910,484
Shares reacquired	(1,087,526)	(9,000,718)

Net decrease in shares outstanding	(744,919)	$(6,090,234)

Note 7. Change in Independent Auditors

PricewaterhouseCoopers LLP was previously the independent auditors for the Fund. The decision to change the independent auditors was approved by the Audit Committee and by the Board of Trustees in a meeting held on September 2, 2003, resulting in KPMG LLP’s appointment as independent auditors of the Fund.

The reports on the financial statements of the Fund audited by PricewaterhouseCoopers LLP through the year ended February 28, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

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ANNUAL REPORT

FEBRUARY 29, 2004

STRATEGIC PARTNERS

OPPORTUNITY FUNDS/FOCUSED VALUE FUND

FINANCIAL HIGHLIGHTS

Financial Highlights

	Class A

	Year Ended		March 30, 2001(a) Through February 28, 2002
	February 29, 2004(e)	February 28, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.21	$9.40	$10.00

Income (loss) from investment operations
Net investment income (loss)	0.02	(0.01)	0.05
Net realized and unrealized gain (loss) on investment transactions	3.71	(2.18)	(0.59)

Total from investment operations	3.73	(2.19)	(0.54)

Less Distributions
Dividends from net investment income	—	—	(0.06)

Net asset value, end of period	$10.94	$7.21	$9.40

Total Return(b):	51.73%	(23.30)%	(5.44)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$35,845	$25,081	$39,418
Average net assets (000)	$28,203	$30,990	$44,868
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.54%	1.52%	1.49	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.29%	1.27%	1.24	%(c)
Net investment income (loss)	0.20%	(0.16)%	0.51	%(c)
For Class A, B, C and Z shares:
Portfolio turnover	16%	51%	65%

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	During each period, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
(e)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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	Class B

	Year Ended		March 30, 2001(a) Through February 28, 2002
	February 29, 2004(e)	February 28, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.15	$9.39	$10.00

Income (loss) from investment operations
Net investment loss	(0.05)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	3.67	(2.15)	(0.59)

Total from investment operations	3.62	(2.24)	(0.61)

Less Distributions
Dividends from net investment income	—	—	—	(c)

Net asset value, end of period	$10.77	$7.15	$9.39

Total Return(b):	50.63%	(23.86)%	(6.09)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$87,840	$69,456	$114,443
Average net assets (000)	$78,072	$90,871	$115,557
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.29%	2.27%	2.24	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.29%	1.27%	1.24	%(d)
Net investment loss	(0.55)%	(0.93)%	(0.23	)%(d)

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Less than $.005 per share.
(d)	Annualized.
(e)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	29

Financial Highlights

Cont’d.

	Class C

	Year Ended		March 30, 2001(a) Through February 28, 2002
	February 29, 2004(e)	February 28, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.15	$9.39	$10.00

Income (loss) from investment operations
Net investment loss	(0.05)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	3.67	(2.15)	(0.59)

Total from investment operations	3.62	(2.24)	(0.61)

Less Distributions
Dividends from net investment income	—	—	—	(c)

Net asset value, end of period	$10.77	$7.15	$9.39

Total Return(b):	50.63%	(23.86)%	(6.09)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$63,764	$53,257	$82,673
Average net assets (000)	$58,147	$70,419	$84,579
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.29%	2.27%	2.24	%(d)
Expenses, excluding distribution and service (12b-1) fees	1.29%	1.27%	1.24	%(d)
Net investment loss	(0.55)%	(0.94)%	(0.23	)%(d)

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Less than $.005 per share.
(d)	Annualized.
(e)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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	Class Z

	Year Ended		March 30, 2001(a) Through February 28, 2002
	February 29, 2004(d)	February 28, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.23	$9.41	$10.00

Income (loss) from investment operations
Net investment income	0.04	0.01	0.07
Net realized and unrealized gain (loss) on investment transactions	3.73	(2.19)	(0.58)

Total from investment operations	3.77	(2.18)	(0.51)

Less Distributions
Dividends from net investment income	—	—	(0.08)

Net asset value, end of period	$11.00	$7.23	$9.41

Total Return(b):	52.14%	(23.17)%	(5.16)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,359	$7,765	$17,106
Average net assets (000)	$7,759	$11,896	$19,590
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.29%	1.27%	1.24	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.29%	1.27%	1.24	%(c)
Net investment gain	0.46%	0.07%	0.76	%(c)

(a)	Commencement of investment operations.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	31

Independent Auditors’ Report

The Board of Trustees and Shareholders of

Strategic Partners Opportunity Funds

We have audited the accompanying statement of assets and liabilities of the Strategic Partners Focused Value Fund, (the “Fund”), of the Strategic Partners Opportunity Funds, including the portfolio of investments, as of February 29, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ending February 28, 2003, and the financial highlights for the periods presented prior to March 1, 2003, were audited by other auditors, whose report dated, April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Partners Focused Value Fund as of February 29, 2004 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

April 19, 2004

32

Supplemental Proxy Information

(Unaudited)

A Special Meeting of Shareholders of the Company was held on August 21, 2003, and adjourned to September 12, 2003. The voting results shown below relating to the election of Trustees should replace the results provided in the Semiannual Report to Shareholders dated August 31, 2003. The corrected figures do not change the outcome of the voting with respect to each Trustee. At such meetings the shareholders approved the following proposals:

1)	To approve the election of ten (10) directors to the Board of Trustees, as follows:

Trustee	Votes For	Votes Against	Votes Witheld	Abstentions
David E. A. Carson	11,169,274	—	320,067	—
Robert E. La Blanc	11,167,372	—	321,969	—
Robert F. Gunia	11,173,488	—	315,853	—
Douglas H. McCorkindale	11,171,358	—	317,983	—
Stephen P. Munn†	11,172,321	—	317,020	—
Richard A. Redeker	11,175,032	—	314,309	—
Judy A. Rice	11,167,001	—	322,340	—
Robin B. Smith	11,149,435	—	339,906	—
Stephen Stoneburn	11,172,261	—	317,080	—
Clay T. Whitehead	11,169,997	—	319,344	—

2)	To approve a proposal to permit the manager to enter into, or make material changes to, subadvisory agreements without shareholder approval as it pertains to the Strategic Partners Focused Growth Fund.

Votes For	Votes Against	Abstentions
7,146,893	579,241	307,372

3)	An amendment to the management contract between PI and the Fund as it pertains to the Strategic Partners Focused Growth Fund.

Votes For	Votes Against	Abstentions
10,531,609	634,888	322,844

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	33

Supplemental Proxy Information

(Unaudited) Cont’d.

4a)	To approve changes to the fundamental investment restrictions or policies, relating to: fund diversification.

Votes For	Votes Against	Abstentions
7,124,591	591,880	317,035

4b)	To approve changes to fundamental investment restrictions or policies , relating to: issuing senior securities, borrowing money or pledging assets.

Votes For	Votes Against	Abstentions
7,026,280	667,446	339,780

4c)	To approve changes to fundamental investment restrictions or policies, relating to: buying and selling real estate.

Votes For	Votes Against	Abstentions
7,072,227	628,260	333,018

4d)	To approve changes to fundamental investment restrictions or policies, relating to: buying and selling commodities and commodity contracts.

Votes For	Votes Against	Abstentions
7,023,254	682,036	328,216

4e)	To approve changes to fundamental investment restrictions or policies, relating to: fund concentration.

Votes For	Votes Against	Abstentions
7,094,682	618,607	320,217

34	Visit our website at www.strategicpartners.com

Supplemental Proxy Information

(Unaudited) Cont’d.

4f)	To approve changes to fundamental investment restrictions or policies, relating to: making loans.

Votes For	Votes Against	Abstentions
6,995,259	718,073	320,174

4g)	To approve changes to fundamental investment restrictions and policies, relating to: other investment restrictions, including investing in securities of other investment companies.

Votes For	Votes Against	Abstentions
7,040,254	660,180	330,072

5)	To approve amendments to the Company's Declaration of Trust.

Votes For	Votes Against	Abstentions
7,034,971	635,612	362,923

†	Mr Munn ceased being a director effective November 30, 2003.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	35

Management of the Fund

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (69), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2000(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Trustee since 2000(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

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Robin B. Smith (64), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (60), Trustee since 2000(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 2000(3) Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President and Trustee since 2003(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President(3) and Trustee since 2000 Oversees 179 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	37

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Marguerite E.H. Morrison (48), Chief Legal Officer and Assistant Secretary since 2003(3)

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Lee D. Augsburger (44), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Lori E. Bostrom (41), Secretary since 2003

Principal occupations (last 5 years): Vice President and Corporate Counsel (since October 2002) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; formerly Senior Counsel of The Guardian Life Insurance Company of America (February 1996-October 2002).

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

38	Visit our website at www.strategicpartners.com

(4)	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Strategic Partners Opportunity Funds/Strategic Partners Focused Value Fund	39

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/29/04
	One Year	Since Inception
Class A	44.15%	1.53%

Class B	45.63	1.59

Class C	49.63	2.58

Class Z	52.14	3.59

Average Annual Total Returns (Without Sales Charges) as of 2/29/04
	One Year	Since Inception
Class A	51.73%	3.33%

Class B	50.63	2.58

Class C	50.63	2.58

Class Z	52.14	3.59

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain current performance data to the most recent month-end by visiting our website at www.strategicpartners.com or by calling us at (800) 225-1852.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 3/30/01.

The graph compares a $10,000 investment in the Strategic Partners Focused Value Fund (Class A shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account

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values at the commencement of operations of Class A shares (March 30, 2001) and the account values at the end of the current fiscal year (February 29, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 29, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the fiscal year ended February 29, 2004, the Fund charged a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Focused Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment manager the responsibility for voting any proxies and maintaining proxy record keeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the SEC’s website at http://www.sec.gov.

TRUSTEES
David E.A. Carson•Robert F. Gunia•Robert E. La Blanc•Douglas H. McCorkindale•Richard A. Redeker•Judy A. Rice•Robin B. Smith•Stephen D. Stoneburn•Clay T. Whitehead

OFFICERS
Judy A. Rice, President•Robert F. Gunia, Vice President•Grace C. Torres, Treasurer and Principal Financial and Accounting Officer•Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary•Lori E. Bostrom, Secretary•Maryanne Ryan, Anti-Money Laundering Compliance Officer•Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS	Davis Selected Advisers LP	2949 Elvira Road, Suite 101 Tucson, AZ 85706

	Salomon Brothers Asset Management Inc.	750 Washington Boulevard, 11th Floor Stamford, CT 06901

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Strategic Partners Focused Value Fund
Share Class	A	B	C	Z

NASDAQ	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	86276R858	86276R866	86276R874	86276R882

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the
Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling us a (800) 225-1852. The prospectus should be read carefully before investing.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Focused Value Fund
Share Class	A	B	C	Z

NASDAQ	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	86276R858	86276R866	86276R874	86276R882

MFSP502E    IFS-AO90108    Ed. 04/2004

ANNUAL REPORT

FEBRUARY 29, 2004

STRATEGIC PARTNERS

MID-CAP VALUE FUND

OBJECTIVE

Seeks long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Dear Shareholder,

April 19, 2004

As the stock market slowed in the first quarter of 2004 following its particularly strong performance in 2003, some investors still seemed to be watching developments from the sidelines. Though the economy appears sound, given the unsettled global political climate and uncertain job growth in the United States, we can understand that some investors may want to remain cautious. For those with long-term goals, however, keeping assets in short-term savings and money market accounts may be a losing proposition, as meager yields will be eroded by taxes, and even low annual inflation will reduce purchasing power. A broadly diversified asset allocation can help protect you against inflation and increase your chances of participating in economic growth.

We recommend that you develop a diversified asset allocation strategy in consultation with a financial professional who knows you and who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. Strategic Partners mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

Whether you are investing for your retirement, your children’s education, or some other purpose, Strategic Partners mutual funds offer the resources and professional discipline of leading asset management firms. Our team of experienced analysts selects firms that are widely respected by institutional and individual investors. These firms have established track records in the specific asset classes and management styles they offer in Strategic Partners funds. Our analysts continue to monitor their performance and their adherence to the investment processes that earned them their reputations.

Thank you for your confidence in Strategic Partners mutual funds.

Sincerely,

Judy A. Rice, President

Strategic Partners Mid-Cap Value Fund

Strategic Partners Mid-Cap Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Strategic Partners Mid-Cap Value Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain current performance data to the most recent month-end by visiting our website at www.strategicpartners.com or by calling us at (800) 225-1825.

Cumulative Total Returns[1] as of 2/29/04
	One Year	Since Inception[2]
Class A	55.86%	21.10%

Class B	54.79	19.50

Class C	54.79	19.50

Class Z	56.17	21.50

Russell Midcap Value Index[3]	51.87	21.87

Russell Midcap Index[4]	52.29	22.10

Lipper Multi-Cap Value Funds Avg.[5]	43.21	11.82

Average Annual Total Returns[1] as of 3/31/04
	One Year	Since Inception[2]
Class A	45.78%	7.62%

Class B	48.27	8.11

Class C	52.27	10.13

Class Z	54.90	11.23

Russell Midcap Value Index[3]	51.60	11.49

Russell Midcap Index[4]	50.83	11.52

Lipper Multi-Cap Value Funds Avg.[5]	41.67	5.63

1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. The average annual total returns do take into account applicable sales charges. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. During the period ended February 29, 2004, the Fund charged a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC

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of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased prior to February 2, 2004 were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge, but charge a CDSC of 1% for 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. 2Inception date: 5/31/02. 3The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with relatively low price-to-book ratios and forecasted growth values. 4The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index. 5The Lipper Multi-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index. The returns for the Russell Midcap Value Index and the Russell Midcap Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 2/29/04
Guidant Corp., Drugs & Healthcare	4.1%

Cendant Corp., Commercial Services & Supplies	3.6

Time Warner, Inc., Media	3.5

Gap, Inc., Specialty Retail	3.4

Waters Corp., Diversified Manufacturing	3.4

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/29/04
Specialty Retail	8.5%

Commercial Services & Supplies	8.3

Media	7.3

Drugs & Healthcare	6.8

Thrifts & Mortgage Finance	5.8

Industry weightings are subject to change.

Strategic Partners Mid-Cap Value Fund	3

Investment Advisers’ Report

The Strategic Partners Mid-Cap Value Fund’s Class A shares returned 55.86% over the 12 months ended February 29, 2004, outperforming the Russell Midcap Value Index (+51.87%) and far outperforming the Lipper Multi-Cap Value Funds Average (+43.21%). Both advisers contributed returns that were above the Russell Midcap Value Index.

Harris Associates L.P.

Harris Associates’ segment of the Fund’s portfolio beat the Russell Midcap Value Index by a very substantial margin. The segment benefited from our emphasis on consumer stocks in a variety of industries. Stock selection overcame the negative impact of underweightings in the relatively strong financials, utilities, materials, and energy sectors.

At period-end the Harris segment of the portfolio held 21 securities from a variety of industries. During the year, we initiated positions in ARAMARK Corporation, Cablevison Systems Corporation, Carnival Corporation, The Kroger Co., Pepsi Bottling Group, and Waste Management. We eliminated our positions in Best Buy, Centurytel, Duke Energy Corporation, Echostar Communications, Office Depot, Schering-Plough Corporation, Starwood Hotels & Resorts, and TXU Corporation because we thought there were more attractive investment alternatives.

Guidant Corporation, Gap (see Comments on Largest Holdings—Harris Associates for both), and Best Buy had the largest impact on performance during the Fund’s fiscal year. Strong sales of Guidant’s defibrillators and other cardiac assistance technologies overcame weak sales in its newest arterial stents, driving the stock sharply higher. Gap continued to make solid progress in its turnaround, making it a strong performer. Many cost-conscious consumers continued to select Best Buy as their electronics retailer. Best Buy is a dominant player in a fragmented, rapidly growing industry. Its dominance is measured not only by its market share, but also by its cost advantage. Its management’s continued progress in improving margins also helped round out the company’s strong business fundamentals. We sold the position, taking our profits.

Mercury Advisors

Mercury Advisors’ segment of the portfolio outperformed the Russell Midcap Value Index by several percentage points. Both sector allocation and individual stock selection contributed to the strong return. The segment’s emphasis on information technology and its underweight in financials contributed most to performance from a sector standpoint.

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During the reporting period, we added to several existing positions—including Parametric Technology, WebMD, and CNF (see Comments on Largest Holdings—Mercury Advisors for all three)—because we had greater confidence that the companies’ earnings were improving. We also initiated positions in Allied Waste Industries, a non-hazardous solid waste management company, and American Axle & Manufacturing, an automotive supply company. The most important change was an overall move from more volatile stocks toward a more balanced and defensive portfolio. We also increased the segment’s exposure to the energy sector.

Recently, we trimmed a number of positions in the software industry, taking some profits after their prices rose rapidly. We increased our portfolio segment’s healthcare exposure because we found several companies whose share prices, in our view, did not yet reflect their improved earnings. These included WebMD, McKesson, and MedImmune. We also added telecommunication equipment stock, after having no exposure to this industry over the past two years. We believe telecommunication service providers are in the early stages of a recovery in capital spending.

Among individual positions, strong performance by Knight Trading Group, Parametric Technology, Cendant, Millennium Pharmaceuticals, and Medarex contributed most to the portfolio’s return. Several consumer discretionary stocks, including Darden Restaurants and Knight-Ridder Inc., declined slightly in value.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Strategic Partners Mid-Cap Value Fund	5

Investment Adviser’s Comments

on Five Largest Holdings

Harris Associates L.P. As of 2/29/04

Guidant Corporation/Drugs & Healthcare

Guidant Corporation designs, develops, manufactures, and markets therapeutic medical devices for use in cardiac rhythm management, vascular intervention, and cardiac and vascular surgery. This growing global company is a leading franchiser in a market with a limited number of competitors. We believe management will continue to drive margins and allocate capital wisely to increase its market-leading position in heart devices.

Time Warner Inc./Media

Time Warner has businesses in filmed entertainment, interactive services, television networks, cable systems, music, and publishing. Its brands include America Online, AOL Time Warner Book Group, Time Inc., Time Warner Cable, Home Box Office, Turner Broadcasting System, and Warner Bros. Entertainment. Its new management has made progress restructuring the company. Moreover, media companies historically have done well early in an economic recovery. We believe Time Warner’s strong free cash flows and experienced management will improve earnings.

Gap, Inc./Specialty Retail

Gap, an international specialty retailer, sells casual apparel and personal care and other accessories for men, women, and children. It sells its products under a number of brand names, including The Gap, GapKids, babyGap, Banana Republic, and Old Navy. Gap is a leading retail franchise with strong management and improving margins. Its management is reviving its business.

Waters Corporation/Diversified Manufacturing

Waters Corporation provides high-performance liquid chromatography products and services. The company distributes its products worldwide to a wide range of industries such as pharmaceuticals, chemicals, and environmental testing. We like its strong returns on invested capital and free cash flow. Moreover, top executives have significant ownership in the company.

Interpublic Group of Companies/Advertising

The Interpublic Group of Companies is an organization of advertising agencies and marketing service companies. The company operates globally in the sectors of advertising, independent media buying, direct marketing, healthcare communications, interactive consulting services, marketing research, promotions, experiential marketing, public relations, and sports marketing. We believe Interpublic will benefit from further restructuring and an expected turnaround in advertising spending.

Holdings are subject to change.

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Investment Adviser’s Comments

on Five Largest Holdings

Mercury Advisors As of 2/29/04

Parametric Technology Corp./Software

Parametric Technology is a worldwide provider of software solutions. The company also develops, markets, and supports integrated product development, and processes life cycle management solutions. Some of the company’s notable clients include Boeing, Rolex, Audi, and Dell, among many others. Shares of Parametric Technology should benefit from a return to profitability on cost cutting and improved demand for its Wind Chill software.

Raytheon Co./Aerospace & Defense

Raytheon’s worldwide operations include defense, government, and commercial electronics. We find Raytheon attractive due to its leading position in sensors, radar, and guided munitions. Raytheon is not dependent on large-scale platform programs that could be pressured by future budget deficits. We believe that management execution will improve under CEO Bill Swanson, given his successful track record running one of Raytheon’s largest defense segments. We expect that free cash flows in 2004 and 2005 should be $1 billion or more, enabling the company to boost shareholder value through debt repayment, small acquisitions, and possible share repurchases.

CNF Inc./Air Freight & Logistics

CNF Inc. is a management company of global supply chain services. The company’s business includes operations in logistics and distribution management, trucking, air freight, and shipping. CNF’s trucking operation, Con-Way, is considered one of the country’s best long-haul carriers. It offers operating and pricing leverage to an improving economy. Other business segments are economically sensitive and may also benefit from strategic repositioning. As CNF improves its operations under new leadership, its margins, returns, and long-term growth prospects should benefit.

Tech Data Corp./Electronic Equipment & Instruments

Tech Data is a full-line distributor of technology products. The company serves resellers in the United States, Canada, the Caribbean, Latin America, Europe, and the Middle East. Tech Data should benefit from a recent acquisition in the United Kingdom and from a continued gradual recovery in technology spending. Earnings estimates continue to be revised upward. The company has a strong balance sheet and a seasoned management team. Its shares recently have been inexpensively priced in relation to earnings, and we expect them to recover.

WebMD Corp./Healthcare Providers & Services

WebMD Corporation is a provider of connectivity and services to the healthcare industry designed to improve administrative efficiencies and clinical effectiveness. The company’s products and services facilitate information exchange, communication, and transactions between the consumer, physician, and healthcare institutions. Shares of WebMD should benefit from continued strong growth in the portal business and a gradual transition to electronic compliance on the part of healthcare providers.

Holdings are subject to change.

Strategic Partners Mid-Cap Value Fund	7

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ANNUAL REPORT

FEBRUARY 29, 2004

STRATEGIC PARTNERS

OPPORTUNITY FUNDS/ MID-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

Portfolio of Investments

as of February 29, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.1%

COMMON STOCKS

Advertising 3.0%

276,500	Interpublic Group of Companies, Inc.(a)	$4,686,675

Aerospace & Defense 2.4%

15,700	Northrop Grumman Corp.	1,587,427
72,300	Raytheon Co.	2,197,920

		3,785,347

Air Freight & Logistics 1.3%

61,700	CNF, Inc.	2,051,525

Auto Components 0.6%

24,300	American Axle & Manufacturing Holdings, Inc.(a)	923,643

Beverages 3.7%

59,400	Coca-Cola Enterprises, Inc.	1,384,614
150,500	Pepsi Bottling Group, Inc.	4,353,965

		5,738,579

Biotechnology 1.0%

13,300	Biogen Idec, Inc.(a)	737,485
30,500	Medimmune, Inc.(a)	783,545

		1,521,030

Building Products 2.6%

146,900	Masco Corp.	4,119,076

Capital Markets 1.6%

85,300	Janus Capital Group, Inc.	1,460,336
74,500	Knight Trading Group, Inc.(a)	1,032,570

		2,492,906

Commercial Banks 2.5%

46,400	Banknorth Group, Inc.	1,546,512
25,400	Compass Bancshares, Inc.	1,056,132
40,000	First Midwest Bancorp, Inc.	1,348,000

		3,950,644
Commercial Services & Supplies 8.3%

119,300	Allied Waste Industries, Inc.(a)	1,506,759
244,800	Cendant Corp.	5,556,960

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

48,300	Corrections Corp. of America(a)	$1,621,431
42,200	Valassis Communications, Inc.(a)	1,284,990
103,000	Waste Management, Inc.	2,935,500

		12,905,640

Communications Equipment 0.4%

67,500	Tellabs, Inc.(a)	654,750

Construction Materials 0.6%

17,800	Martin Marietta Materials, Inc.	873,802

Containers & Packaging 0.7%

59,400	Smurfit-Stone Container Corp.(a)	1,102,464

Diversified Manufacturing 3.4%

142,100	Waters Corp.(a)	5,249,174

Drugs & Healthcare 6.8%

148,000	Apogent Technologies, Inc.(a)	4,173,600
94,800	Guidant Corp.(a)	6,459,672

		10,633,272

Electric Utilities 0.6%

23,900	Cinergy Corp.	936,641

Electronic Equipment & Instruments 3.1%

38,000	Anixter International, Inc.(a)	1,136,200
72,000	Ingram Micro Inc. (Class A Shares)(a)	1,366,560
21,400	Symbol Technologies, Inc.	364,228
47,400	Tech Data Corp.(a)	1,918,278

		4,785,266

Energy Equipment & Services 1.9%

34,000	BJ Services Co.(a)	1,471,860
58,900	Diamond Offshore Drilling, Inc.	1,473,089

		2,944,949

Food & Staples Retailing 3.1%

78,000	Costco Wholesale Corp.(a)	3,036,540
92,800	Kroger Co.(a)	1,783,616

		4,820,156

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	11

Portfolio of Investments

as of February 29, 2004 Cont’d.

Shares	Description	Value (Note 1)

Food Products 3.0%

89,000	Aramark Corp. (Class B Shares)	$2,443,050
131,200	Del Monte Foods Co.(a)	1,430,080
33,700	Smithfield Foods, Inc.(a)	862,046

		4,735,176

Health Care Equipment & Supplies 1.7%

27,200	Becton, Dickinson & Co.	1,323,280
14,300	C.R. Bard, Inc.	1,349,777

		2,673,057

Health Care Providers & Services 1.8%

36,800	McKesson Corp.	1,005,008
206,500	WebMD Corp.(a)	1,767,640

		2,772,648

Hotels, Restaurants & Leisure 2.0%

56,000	Carnival Corp.	2,484,720
12,200	Outback Steakhouse, Inc.	590,358

		3,075,078

Insurance 2.0%

31,300	ACE Ltd. (Cayman Islands)	1,407,248
43,300	Protective Life Corp.	1,647,132

		3,054,380

Internet Software & Services 0.8%

581,700	Vignette Corp.(a)	1,314,642

It Services 3.0%

84,400	Convergys Corp.(a)	1,372,344
40,600	Sabre Holdings Corp.	921,214
84,000	SunGard Data Systems, Inc.(a)	2,441,880

		4,735,438

Machinery 1.4%

20,600	Eaton Corp.	1,205,924
12,600	ITT Industries, Inc.	951,300

		2,157,224

Media 7.3%

90,000	Cablevision Systems New York Group (Class A Shares)(a)	2,293,200

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

230,000	Liberty Media Corp. (Class A Shares)(a)	$2,622,000
71,000	Reader’s Digest Association, Inc. (The)	958,500
318,000	Time Warner, Inc.(a)	5,485,500

		11,359,200

Metals & Mining 0.7%

76,300	Graftech International Ltd.	1,035,391

Multiline Retail 0.5%

24,400	J. C. Penney Co., Inc.	753,228

Oil & Gas 1.6%

33,100	Noble Energy, Inc.	1,548,418
15,800	Sunoco, Inc.	971,700

		2,520,118

Pharmaceuticals 1.6%

77,900	King Pharmaceuticals, Inc.(a)	1,501,133
26,000	Medicis Pharmaceutical Corp. (Class A Shares)	1,023,620

		2,524,753

Restaurants 1.9%

81,000	Yum! Brands, Inc.(a)	2,999,430

Road & Rail 0.8%

39,500	CSX Corp.	1,245,435

Software 4.1%

42,800	BEA Systems Inc.(a)	590,640
33,400	Computer Associates International, Inc.	887,104
126,100	Compuware Corp.(a)	988,624
502,400	Parametric Technology Corp.(a)	2,290,944
33,900	Take-Two Interactive Software, Inc.(a)	1,061,070
72,500	TIBCO Software, Inc.(a)	581,450

		6,399,832

Specialty Retail 8.5%

34,000	Abercrombie & Fitch Co.(a)	1,072,020
257,200	GAP, Inc. (The)	5,349,760
74,800	Limited Brands, Inc.	1,477,300
25,000	Linens ‘n Things, Inc.(a)	847,500
95,000	Tiffany & Co.	3,994,750
40,000	Toys “R” Us, Inc.(a)	628,000

		13,369,330

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	13

Portfolio of Investments

as of February 29, 2004 Cont’d.

Shares	Description	Value (Note 1)

Thrifts & Mortgage Finance 5.8%

206,300	Sovereign Bancorp, Inc.	$4,569,545
100,500	Washington Mutual, Inc.	4,516,470

		9,086,015

	Total Investments 96.1% (cost $120,458,941)	149,985,914
	Assets in excess of other liabilities 3.9%	6,079,095

	Net Assets 100%	$156,065,009

(a)	Non-income producing security.

See Notes to Financial Statements.

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ANNUAL REPORT

FEBRUARY 29, 2004

STRATEGIC PARTNERS

OPPORTUNITY FUNDS/ MID-CAP VALUE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

as of February 29, 2004

Assets

Investments, at value (cost $120,458,941)	$149,985,914
Cash	3,748,343
Receivable for investments sold	5,215,834
Receivable for Fund shares sold	175,007
Dividends and interest receivable	102,255
Prepaid expenses	2,191

Total assets	159,229,544

Liabilities

Payable for investments purchased	2,078,468
Payable for Fund shares reacquired	688,873
Accrued expenses and other liabilities	194,137
Management fee payable	110,380
Distribution fee payable	91,725
Deferred Trustees fees	952

Total liabilities	3,164,535

Net Assets	$156,065,009

Net assets were comprised of:
Shares of beneficial interest, at par	$13,008
Paid-in capital, in excess of par	134,977,146

134,990,154
Accumulated net realized loss on investments	(8,452,118)
Net unrealized appreciation on investments	29,526,973

Net assets, February 29, 2004	$156,065,009

See Notes to Financial Statements.

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Class A

Net asset value and redemption price per share ($24,264,753 ÷ 2,004,020 shares of beneficial interest issued and outstanding)	$12.11
Maximum sales charge (5% of offering price)*	0.64

Maximum offering price to public	$12.75

Class B

Net asset value, offering price and redemption price per share ($63,342,837 ÷ 5,302,255 shares of beneficial interest issued and outstanding)	$11.95

Class C

Net asset value, offering price and redemption price per share ($47,407,818 ÷ 3,968,604 shares of beneficial interest issued and outstanding)	$11.95

Class Z

Net asset value, offering price and redemption price per share ($21,049,601 ÷ 1,732,676 shares of beneficial interest issued and outstanding)	$12.15

*	Effective March 15, 2004 the maximum sales charge was changed to 5.5% of offering price.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	17

Statement of Operations

Year Ended February 29, 2004

Net Investment Loss

Income
Dividends (net of foreign withholding taxes of $1,652)	$1,210,814
Interest	3,551

Total income	1,214,365

Expenses
Management fee	1,270,285
Distribution fee—Class A	57,679
Distribution fee—Class B	553,197
Distribution fee—Class C	437,963
Transfer agent’s fees and expenses	200,000
Reports to shareholders	105,000
Custodian’s fees and expenses	102,000
Registration fees	35,000
Legal fees and expenses	35,000
Audit fee	17,000
Trustees’ fees	12,000
Amortization of offering costs	8,920
Miscellaneous expenses	9,332

Total expenses	2,843,376

Net investment loss	(1,629,011)

Realized And Unrealized Gain On Investments

Net realized gain on investment transactions	10,989,625
Net change in unrealized appreciation (depreciation) on investments	51,264,807

Net gain on investments	62,254,432

Net Increase In Net Assets Resulting From Operations	$60,625,421

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 29, 2004	May 31, 2002(a) Through February 28, 2003
Operations
Net investment loss	$(1,629,011)	$(1,169,084)
Net realized gain (loss) on investments	10,989,625	(19,441,743)
Net change in unrealized appreciation (depreciation) on investments	51,264,807	(21,737,834)

Net increase (decrease) in net assets resulting from operations	60,625,421	(42,348,661)

Fund share transactions (Note 6)
Net proceeds from shares sold	17,358,928	212,149,476
Cost of shares reacquired	(44,359,089)	(47,361,066)

Net increase (decrease) in net assets from Fund share transactions	(27,000,161)	164,788,410

Total increase	33,625,260	122,439,749

Net Assets

Beginning of period	122,439,749	—

End of period	$156,065,009	$122,439,749

(a)	Commencement of investment operations.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	19

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company“), formerly known as Strategic Partners Series, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of four funds: Strategic Partners Focused Growth Fund, Strategic Partners New Era Growth Fund, Strategic Partners Mid-Cap Value Fund (the “Fund“) and Strategic Partners Focused Value Fund. These financial statements relate to Strategic Partners Mid-Cap Value Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000 and the Fund commenced operations on May 31, 2002.

The investment objective of the Fund is long-term growth of capital through investments primarily in equity related securities of mid-sized companies that are selected by the Fund’s two investment subadvisers as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or market value on the 61st day, and thereafter assuming a constant amortization to maturity of the difference between the

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principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotation.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company’s expenses are allocated to the respective funds on the basis of relative net assets except for expenses that are charged directly at a fund level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	21

Notes to Financial Statements

Cont’d

Dividends and Distributions: The Fund expects to pay dividends of net investment income semi-annually and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par as appropriate.

Offering Expenses: Offering costs of approximately $62,000 were amortized ratably over a period of twelve months from the date the Fund commenced investment operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with Prudential Investments LLC (“PI“). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Mercury Advisors (“Mercury“) and Harris Associates L.P., (“Harris“). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisers, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Each of the two subadvisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two subadvisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two subadvisers as PI deems appropriate. In addition, periodic rebalancing of the portfolio’s assets may occur to account for market fluctuations in order to maintain the approximately equal allocation between the two subadvisers.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .90 of 1% of the Fund’s average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion.

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The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS“), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the ‘Class A, B and C Plans’), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended February 29, 2004, PIMS has contractually agreed to limit such expenses to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received approximately $58,200 and $23,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended February 29, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it has received approximately $322,000 and $76,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the year ended February 29, 2004.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential“).

The Fund, along with other affiliated registered investment companies (the “Funds“), is a party to a syndicated credit agreement (“SCA“) with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was April 30, 2004. On May 1, 2004, the commitment will be reduced to $500 million. All other terms and conditions will remain the same. The expiration date of the renewed SCA will be October 29, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 29, 2004.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	23

Notes to Financial Statements

Cont’d

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS“), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended February 29, 2004, the Fund incurred fees of approximately $143,000 for the services of PMFS. As of February 29, 2004, approximately $12,000 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to non-affiliates.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $42,500 in total networking fees, of which the amount relating to the services of Wachovia Securities LLC (“Wachovia”) and Prudential Securities, Inc. (“PSI”), affiliates of PI, was approximately $32,900 for the year ended February 29, 2004. Effective July 1, 2003 Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of February 29, 2004, approximately $2,800 of such fees was due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended February 29, 2004 PSI and Wachovia earned approximately $1,300 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 29, 2004 aggregated $63,381,366 and $96,088,720, respectively.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par and undistributed net investment income (loss). For the period ended February 29, 2004, the adjustments were to decrease net investment loss and decrease paid-in-capital in excess of par by $1,629,011 due to a net operating loss

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and reclassification of non-deductible expenses. Net investment income, net realized losses and net assets were not affected by this change.

For the year ended February 29, 2004, the Fund had no distributable earnings on a tax basis.

As of February 29, 2004, the Fund had an approximate capital loss carryforward for tax purposes of $7,973,000, all of which expires in 2011. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Additionally, the Fund utilized approximately $1,889,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended February 29, 2004.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of February 29, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$120,937,690	$33,757,033	$4,708,809	$29,048,224

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. For the year ended February 29, 2004, Class A shares were sold with a front-end sales charge of up to 5%. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of up to 5.50%. Effective March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. For the year ended February 29, 2004, Class C shares were sold with a front-end sales charge of 1%, through February 1, 2004 and a CDSC of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and have a CDSC of 1% if redeemed during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

At February 29, 2004, Prudential owns 1 share of each Class A, Class B, Class C and Class Z.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	25

Notes to Financial Statements

Cont’d

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 29, 2004:
Shares sold	400,388	$4,183,973
Shares reacquired	(1,171,351)	(11,661,462)

Net decrease in shares outstanding before conversion	(770,963)	(7,477,489)
Shares issued upon conversion from Class B	5,258	56,079

Net decrease in shares outstanding	(765,705)	$(7,421,410)

May 31, 2002(a) through February 28, 2003:
Shares sold	4,140,537	$40,759,563
Shares reacquired	(1,370,848)	(11,389,826)

Net increase in shares outstanding before conversion	2,769,689	29,369,737
Shares issued upon conversion from Class B	36	292

Net increase in shares outstanding	2,769,725	$29,370,029

Class B
Year ended February 29, 2004:
Shares sold	516,828	$5,319,061
Shares reacquired	(1,102,477)	(10,833,317)

Net decrease in shares outstanding before conversion	(585,649)	(5,514,256)
Shares reacquired upon conversion into Class A	(5,317)	(56,079)

Net decrease in shares outstanding	(590,966)	$(5,570,335)

May 31, 2002(a) through February 28, 2003:
Shares sold	7,027,604	$69,421,265
Shares reacquired	(1,134,347)	(9,137,739)

Net increase in shares outstanding before conversion	5,893,257	60,283,526
Shares reacquired upon conversion into Class A	(36)	(292)

Net increase in shares outstanding	5,893,221	$60,283,234

Class C
Year ended February 29, 2004:
Shares sold	399,452	$4,038,675
Shares reacquired	(1,257,663)	(12,632,644)

Net decrease in shares outstanding	(858,211)	$(8,593,969)

May 31, 2002(a) through February 28, 2003:
Shares sold	6,089,722	$60,185,373
Shares reacquired	(1,262,907)	(10,307,673)

Net increase in shares outstanding	4,826,815	$49,877,700

26	Visit our website at www.strategicpartners.com

Class Z	Shares	Amount
Year ended February 29, 2004:
Shares sold	368,467	$3,817,219
Shares reacquired	(963,996)	(9,231,666)

Net decrease in shares outstanding	(595,529)	$(5,414,447)

May 31, 2002(a) through February 28, 2003:
Shares sold	4,285,266	$41,783,275
Shares reacquired	(1,957,061)	(16,525,828)

Net increase in shares outstanding	2,328,205	$25,257,447

(a)	Commencement of investment operations.

Note 7. Change in Independent Auditors

PricewaterhouseCoopers LLP was previously the independent auditor for the Fund. The decision to change the independent auditors was approved by the Audit Committee and by the Board of Trustees in a meeting held on September 2, 2003, resulting in KPMG LLP’s appointment as independent auditors of the Fund.

The report on the financial statements of the Fund audited by PricewaterhouseCoopers LLP for the period ended February 28, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	27

Financial Highlights

	Class A
	Year Ended February 29, 2004	May 31, 2002(a) through February 28, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.77	$10.00

Income (loss) from investment operations
Net investment loss	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	4.42	(2.18)

Total from investment operations	4.34	(2.23)

Net asset value, end of period	$12.11	$7.77

Total Investment Return(b):	55.86%	(22.30)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$24,265	$21,524
Average net assets (000)	$23,072	$27,029
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)	1.52%	1.66	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.41	%(c)
Net investment loss	(0.67)%	(0.63	)%(c)
For Class A, B, C and Z shares:
Portfolio turnover	46%	62	%(d)

(a)	Commencement of investment operations.
(b)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Not annualized for periods of less than one full year.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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	Class B
	Year Ended February 29, 2004	May 31, 2002(a) through February 28, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.72	$10.00

Income (loss) from investment operations
Net investment loss	(0.15)	(0.09)
Net realized and unrealized gain (loss) on investment transactions	4.38	(2.19)

Total from investment operations	4.23	(2.28)

Net asset value, end of period	$11.95	$7.72

Total Investment Return(b):	54.79%	(22.80)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$63,343	$45,523
Average net assets (000)	$55,320	$52,075
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.27%	2.41	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.41	%(c)
Net investment loss	(1.41)%	(1.37	)%(c)

(a)	Commencement of investment operations.
(b)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	29

Financial Highlights

Cont’d.

	Class C
	Year Ended February 29, 2004	May 31, 2002(a) through February 28, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.72	$10.00

Income (loss) from investment operations
Net investment loss	(0.15)	(0.09)
Net realized and unrealized gain (loss) on investment transactions	4.38	(2.19)

Total from investment operations	4.23	(2.28)

Net asset value, end of period	$11.95	$7.72

Total Investment Return(b):	54.79%	(22.80)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$47,408	$37,284
Average net assets (000)	$43,796	$43,641
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.27%	2.41	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.41	%(c)
Net investment loss	(1.41)%	(1.38	)%(c)

(a)	Commencement of investment operations.
(b)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

30	Visit our website at www.strategicpartners.com

	Class Z
	Year Ended February 29, 2004	May 31, 2002(a) through February 28, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$7.78	$10.00

Income (loss) from investment operations
Net investment loss	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investment transactions	4.42	(2.19)

Total from investment operations	4.37	(2.22)

Net asset value, end of period	$12.15	$7.78

Total Investment Return(b):	56.17%	(22.20)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$21,050	$18,109
Average net assets (000)	$18,955	$23,663
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.27%	1.41	%(c)
Expenses, excluding distribution and service (12b-1) fees	1.27%	1.41	%(c)
Net investment loss	(0.41)%	(0.38	)%(c)

(a)	Commencement of investment operations.
(b)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.

See Notes to Financial Statements.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	31

Independent Auditors’ Report

The Board of Trustees and Shareholders of

Strategic Partners Opportunity Funds

We have audited the accompanying statement of assets and liabilities of the Strategic Partners Mid-Cap Value Fund, (the “Fund”), of the Strategic Partners Opportunity Funds, including the portfolio of investments, as of February 29, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ending February 28, 2003 and the financial highlights for the period presented prior to March 1, 2003, were audited by other auditors, whose report dated, April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Partners Mid-Cap Value Fund as of February 29, 2004 and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

April 19, 2004

32

Supplemental Proxy Information

(Unaudited)

A Special Meeting of Shareholders of the Company was held on August 21, 2003, and adjourned to September 12, 2003. The voting results shown below relating to the election of Trustees should replace the results provided in the Semiannual Report to Shareholders dated August 31, 2003. The corrected figures do not change the outcome of the voting with respect to each Trustee. At such meetings the shareholders approved the following proposals:

1)	To approve the election of ten (10) directors to the Board of Trustees, as follows:

Trustee	Votes For	Votes Against	Votes Witheld	Abstentions
David E. A. Carson	7,821,546	—	181,386	—
Robert E. La Blanc	7,815,297	—	187,635	—
Robert F. Gunia	7,823,771	—	179,161	—
Douglas H. McCorkindale	7,819,570	—	183,362	—
Stephen P. Munn†	7,824,674	—	178,258	—
Richard A. Redeker	7,824,234	—	178,698	—
Judy A. Rice	7,823,223	—	179,709	—
Robin B. Smith	7,819,434	—	183,498	—
Stephen Stoneburn	7,822,975	—	179,957	—
Clay T. Whitehead	7,822,586	—	180,346	—

2)	To approve a proposal to permit the manager to enter into, or make material changes to, subadvisory agreements without shareholder approval as it pertains to the Strategic Partners Focused Growth Fund.

Votes For	Votes Against	Abstentions
4,910,395	470,689	217,319

3)	An amendment to the management contract between PI and the Fund as it pertains to the Strategic Partners Focused Growth Fund.

Votes For	Votes Against	Abstentions
7,413,452	344,862	244,618

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	33

Supplemental Proxy Information

(Unaudited) Cont’d.

4a)	To approve changes to the fundamental investment restrictions or policies, relating to: fund diversification.

Votes For	Votes Against	Abstentions
5,068,849	316,238	213,316

4b)	To approve changes to fundamental investment restrictions or policies , relating to: issuing senior securities, borrowing money or pledging assets.

Votes For	Votes Against	Abstentions
4,998,161	376,354	223,887

4c)	To approve changes to fundamental investment restrictions or policies, relating to: buying and selling real estate.

Votes For	Votes Against	Abstentions
5,053,998	338,165	206,239

4d)	To approve changes to fundamental investment restrictions or policies, relating to: buying and selling commodities and commodity contracts.

Votes For	Votes Against	Abstentions
5,010,299	371,085	217,018

4e)	To approve changes to fundamental investment restrictions or policies, relating to: fund concentration.

Votes For	Votes Against	Abstentions
5,033,007	346,809	218,586

34	Visit our website at www.strategicpartners.com

Supplemental Proxy Information

(Unaudited) Cont’d.

4f)	To approve changes to fundamental investment restrictions or policies, relating to: making loans.

Votes For	Votes Against	Abstentions
4,970,404	408,997	219,001

4g)	To approve changes to fundamental investment restrictions and policies, relating to: other investment restrictions, including investing in securities of other investment companies.

Votes For	Votes Against	Abstentions
5,024,847	351,557	221,998

5)	To approve amendments to the Company's Declaration of Trust.

Votes For	Votes Against	Abstentions
5,007,349	348,143	242,911

†	Mr Munn ceased being a director effective November 30, 2003.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	35

Management of the Company

(Unaudited)

Information pertaining to the Trustees of the Company is set forth below. Trustees who are not deemed to be “interested persons” of the Company, as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Company are referred to as “Interested Trustees.” “Fund Complex”† consists of the Company and any other investment companies managed by PI.

Independent Trustees(2)

David E.A. Carson (69), Trustee since 2003(3) Oversees 90 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Trustee since 2000(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Storage Technology Corporation (technology) (since 1979), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Trustee since 2000(3) Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Trustee since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

36	Visit our website at www. jennisondryden.com

Robin B. Smith (64), Trustee since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (60), Trustee since 2000(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (65), Trustee since 2000(3) Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Trustees(1)

Judy A. Rice (56), President and Trustee since 2003(3) Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (57), Vice President(3) and Trustee since 2000(3) Oversees 179 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Strategic Partners Opportunity Funds/Strategic Partners Mid-Cap Value Fund	37

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Lori E. Bostrom (41), Secretary since 2003

Principal occupations: Vice President and Corporate Counsel (since October 2002) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; formerly Senior Counsel of The Guardian Life Insurance Company of America (February 1996-October 2002).

Marguerite E.H. Morrison (48), Chief Legal Officer and Assistant Secretary since 2003(3)

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Lee D. Augsburger (44), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Company’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/29/04
	One Year	Since Inception
Class A	48.06%	8.33%

Class B	49.79	8.57

Class C	53.79	10.70

Class Z	56.17	11.76

Average Annual Total Returns (Without Sales Charges) as of 2/29/04
	One Year	Since Inception
Class A	55.86%	11.55%

Class B	54.79	10.70

Class C	54.79	10.70

Class Z	56.17	11.76

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain current performance data to the most recent month-end by visiting our website at www.strategicpartners.com or by calling us at (800) 225-1825.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 5/31/02.

The graph compares a $10,000 investment in the Strategic Partners Mid-Cap Value Fund (Class A shares) with a similar investment in the Russell Midcap Value Index and the Russell Midcap Index by portraying the initial account values at the commencement of operations of Class A shares (May 31, 2002) and the account values at the end of the current fiscal year (February 29, 2004) as measured on a quarterly basis. For purposes of the

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graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 29, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with relatively low price-to-book ratios and forecasted growth values. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 29, 2004, the Fund charged a maximum front-end sales charge of 5% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners Mid-Cap Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s investment manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the SEC’s website at http://www.sec.gov.

TRUSTEES

David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary • Lori E. Bostrom, Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISERS	Harris Associates L.P.	Two North LaSalle Street Chicago, IL 60602

	Fund Asset Management, L.P. doing business as Mercury Advisors	800 Scudders Mill Road Plainsboro, NJ 08536

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Strategic Partners Mid-Cap Value Fund
Share Class	A	B	C	Z

NASDAQ	PPCAX	PPCBX	PPCCX	PPCZX
CUSIP	86276R841	86276R833	86276R825	86276R817

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling us at (800) 225-1852. The prospectus should be read carefully before investing.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners Mid-Cap Value Fund
Share Class	A	B	C	Z

NASDAQ	PPCAX	PPCBX	PPCCX	PPCZX
CUSIP	86276R841	86276R833	86276R825	86276R817

MFSP505E    IFS-A090107    Ed. 04/2004

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-1495, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended February 29, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $66,800 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended February 28, 2003, so no information for that fiscal year is provided.

(b) Audit-Related Fees

None.

( c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services

➢	Agreed Upon Procedure Reports

➢	Attestation Reports

➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

■	Federal, state and local income tax compliance; and,

■	Sales and use tax compliance

➢	Timely RIC qualification reviews

➢	Tax distribution analysis and planning

➢	Tax authority examination services

➢	Tax appeals support services

➢	Accounting methods studies

➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢	Actuarial services

➢	Internal audit outsourcing services

➢	Management functions or human resources

➢	Broker or dealer, investment adviser, or investment banking services

➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)-(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 9 – Submission of Matters to a Vote of Security Holders: None.

Item 10 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Strategic Partners Opportunity Funds

By (Signature and Title)*	/s/ Lori E. Bostrom

Lori E. Bostrom Secretary

Date	April 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice

Judy A. Rice President and Principal Executive Officer

Date	April 27, 2004

By (Signature and Title)*	/s/ Grace C. Torres

Grace C. Torres Treasurer and Principal Financial Officer

Date	April 27, 2004

*	Print the name and title of each signing officer under his or her signature.